UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3583

Fidelity Mt. Vernon Street Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2013

Item 1. Reports to Stockholders

Fidelity®

Growth Company

Fund -
Class K

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class K A	34.02%	23.22%	10.62%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Company Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund - Class K on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from Steve Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Class K shares gained 34.02%, outperforming the 30.83% return of the Russell 3000® Growth Index. My focus on well-positioned firms with strong product cycles and growth catalysts attracted me to the pharmaceuticals, biotechnology & life science space, where a large overweighting and successful picks significantly boosted the fund's relative result. Regeneron Pharmaceuticals was one of the fund's largest holdings and its biggest relative contributor this period. The stock received a boost because a key competitor of its age-related macular degeneration program, EYLEA®, had a major setback and delayed its product launch. Shares of Isis Pharmaceuticals jumped in late June after the drug developer released positive mid-stage data for its promising drug for patients with high triglycerides and type 2 diabetes. On the flip side, a sizable out-of-index stake in lululemon athletica hurt the most. Shares lagged due to consecutive quarters of weaker-than-expected financial results, and were further hampered by two big events - the company's recall of a line of women's yoga pants in March, after they were found to be too sheer, and the June departure of its CEO.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Growth Company	.85%
Actual		$ 1,000.00	$ 1,160.80	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.81	$ 4.31
Class K	.73%
Actual		$ 1,000.00	$ 1,161.40	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.41	$ 3.70

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.6	4.4
Apple, Inc.	4.4	4.4
salesforce.com, Inc.	4.0	3.7
Regeneron Pharmaceuticals, Inc.	2.2	3.1
Facebook, Inc. Class A	1.7	0.3
Gilead Sciences, Inc.	1.6	1.3
lululemon athletica, Inc.	1.6	2.0
NVIDIA Corp.	1.6	1.8
Amazon.com, Inc.	1.6	1.2
Monsanto Co.	1.2	1.6
	24.5
Top Five Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.3	33.4
Health Care	20.1	19.3
Consumer Discretionary	16.2	15.5
Consumer Staples	11.3	11.9
Industrials	8.0	7.9
Asset Allocation (% of fund's net assets)
As of November 30, 2013*		As of May 31, 2013**
	Stocks 99.4%		Stocks 99.5%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	9.2%	** Foreign investments	9.4%

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.0%
Automobiles - 0.3%
Ford Motor Co.	2,685,300	$ 45,865
General Motors Co. (a)	18,900	732
Tesla Motors, Inc. (a)(d)	715,800	91,107
		137,704
Diversified Consumer Services - 0.1%
K12, Inc. (a)(d)(e)	2,387,400	50,231
Hotels, Restaurants & Leisure - 4.1%
Arcos Dorados Holdings, Inc. Class A (d)	1,750,100	21,351
Buffalo Wild Wings, Inc. (a)(e)	1,384,300	207,977
Chipotle Mexican Grill, Inc. (a)	378,200	198,124
Chuys Holdings, Inc. (a)(e)	1,399,742	48,767
Dunkin' Brands Group, Inc.	2,568,040	125,783
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)(e)	2,296,400	92,155
Hyatt Hotels Corp. Class A (a)	1,012,440	48,972
Las Vegas Sands Corp.	1,660,900	119,053
McDonald's Corp.	2,544,600	247,768
Noodles & Co. (d)	13,221	537
Panera Bread Co. Class A (a)	165,500	29,275
Starbucks Corp.	4,858,100	395,741
Starwood Hotels & Resorts Worldwide, Inc.	2,225,300	165,740
Wendy's Co.	1,835,200	15,801
Yum! Brands, Inc.	1,663,300	129,205
		1,846,249
Household Durables - 0.4%
Lennar Corp. Class A (d)	1,383,177	49,462
SodaStream International Ltd. (a)(d)(e)	1,714,276	98,537
Tempur Sealy International, Inc. (a)	678,600	34,622
		182,621
Internet & Catalog Retail - 2.7%
Amazon.com, Inc. (a)	1,795,700	706,823
Ctrip.com International Ltd. sponsored ADR (a)(d)	617,700	29,514
Groupon, Inc. Class A (a)	363,000	3,285
Netflix, Inc. (a)	219,300	80,220
priceline.com, Inc. (a)	305,968	364,815
TripAdvisor, Inc. (a)	343,400	30,329
		1,214,986
Media - 1.2%
Comcast Corp. Class A	8,600,100	428,887
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Lions Gate Entertainment Corp. (a)(d)	1,595,992	$ 50,497
Time Warner, Inc.	41,950	2,757
Twenty-First Century Fox, Inc. Class A	2,336,700	78,256
		560,397
Multiline Retail - 0.5%
Dollar General Corp. (a)	468,000	26,648
Dollar Tree, Inc. (a)	931,000	51,810
Nordstrom, Inc.	662,000	41,183
Target Corp.	1,433,089	91,617
		211,258
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A	1,063,400	36,453
AutoNation, Inc. (a)	868,900	42,611
Bed Bath & Beyond, Inc. (a)	1,075,800	83,945
Best Buy Co., Inc.	2,536,900	102,871
CarMax, Inc. (a)	2,950,100	148,538
Five Below, Inc. (a)(d)	2,133,616	113,423
Francescas Holdings Corp. (a)	313,079	6,143
Home Depot, Inc.	4,526,500	365,153
L Brands, Inc.	1,241,900	80,711
Lumber Liquidators Holdings, Inc. (a)(d)(e)	2,263,367	227,898
Restoration Hardware Holdings, Inc.	372,400	28,116
Tiffany & Co., Inc.	186,200	16,598
Urban Outfitters, Inc. (a)	773,700	30,190
		1,282,650
Textiles, Apparel & Luxury Goods - 3.8%
C. Wonder LLC (g)(h)	619,048	19,500
Fifth & Pacific Companies, Inc. (a)	3,073,405	100,377
Fossil Group, Inc. (a)	827,800	105,354
lululemon athletica, Inc. (a)(d)(e)	10,233,959	713,512
Michael Kors Holdings Ltd. (a)	1,719,193	140,200
NIKE, Inc. Class B	3,627,900	287,112
Prada SpA	8,655,200	83,564
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	3,136,800	105,459
Tory Burch LLC (g)(h)	324,840	23,111
Under Armour, Inc. Class A (sub. vtg.) (a)	835,800	67,449
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
VF Corp.	264,800	$ 62,117
Vince Holding Corp.	116,700	3,416
		1,711,171
TOTAL CONSUMER DISCRETIONARY		7,197,267
CONSUMER STAPLES - 11.3%
Beverages - 2.3%
Beam, Inc.	306,200	20,678
Dr. Pepper Snapple Group, Inc.	542,000	26,157
Monster Beverage Corp. (a)	4,140,806	245,053
PepsiCo, Inc.	2,858,040	241,390
SABMiller PLC	1,205,139	62,195
The Coca-Cola Co.	11,420,000	458,970
		1,054,443
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	1,776,900	222,877
CVS Caremark Corp.	1,042,700	69,819
Drogasil SA	3,281,873	23,742
Fresh Market, Inc. (a)	350,468	14,268
Kroger Co.	1,195,800	49,925
Sprouts Farmers Market LLC	967,200	36,599
Wal-Mart Stores, Inc.	3,019,014	244,570
Walgreen Co.	2,068,100	122,432
Whole Foods Market, Inc.	1,679,900	95,082
		879,314
Food Products - 3.1%
Archer Daniels Midland Co.	3,922,400	157,877
Associated British Foods PLC	1,292,800	48,521
Bunge Ltd.	3,860,400	309,295
Campbell Soup Co.	302,000	11,696
General Mills, Inc.	923,200	46,557
Green Mountain Coffee Roasters, Inc. (d)	5,824,249	392,438
Kellogg Co.	798,600	48,427
Kraft Foods Group, Inc.	161,400	8,574
Mead Johnson Nutrition Co. Class A	2,476,600	209,297
Mondelez International, Inc.	484,100	16,232
The Hershey Co.	674,400	65,343
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Tyson Foods, Inc. Class A	1,729,500	$ 54,808
Want Want China Holdings Ltd.	23,170,000	34,310
		1,403,375
Household Products - 0.8%
Church & Dwight Co., Inc.	566,800	36,984
Colgate-Palmolive Co.	2,035,700	133,969
Kimberly-Clark Corp.	554,400	60,518
Procter & Gamble Co.	1,484,983	125,065
		356,536
Personal Products - 1.2%
Avon Products, Inc.	19,515	348
Herbalife Ltd. (e)	7,059,410	491,900
Nu Skin Enterprises, Inc. Class A	438,600	56,071
		548,319
Tobacco - 1.9%
Altria Group, Inc.	5,267,480	194,791
Japan Tobacco, Inc.	754,500	25,488
Lorillard, Inc.	2,799,600	143,703
Philip Morris International, Inc.	5,457,780	466,859
		830,841
TOTAL CONSUMER STAPLES		5,072,828
ENERGY - 5.3%
Energy Equipment & Services - 1.2%
Carbo Ceramics, Inc. (d)	144,800	17,815
FMC Technologies, Inc. (a)	1,530,900	73,636
Halliburton Co.	2,845,600	149,906
Schlumberger Ltd.	3,272,500	289,354
		530,711
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	1,897,194	168,509
Cabot Oil & Gas Corp.	1,892,600	65,200
Chesapeake Energy Corp. (d)	2,482,500	66,705
Cobalt International Energy, Inc. (a)	740,600	16,464
Concho Resources, Inc. (a)	1,755,000	182,397
Continental Resources, Inc. (a)(d)	2,582,900	277,688
Devon Energy Corp.	728,200	44,143
EOG Resources, Inc.	1,258,100	207,587
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Hess Corp.	918,700	$ 74,534
Kosmos Energy Ltd. (a)	1,895,000	19,727
Noble Energy, Inc.	1,206,611	84,752
Occidental Petroleum Corp.	1,039,100	98,673
PDC Energy, Inc. (a)	1,531,800	90,238
Peabody Energy Corp.	1,216,400	22,138
Pioneer Natural Resources Co.	1,838,800	326,847
Range Resources Corp.	482,989	37,504
Valero Energy Corp.	1,233,000	56,373
Whiting Petroleum Corp. (a)	546,200	32,990
		1,872,469
TOTAL ENERGY		2,403,180
FINANCIALS - 3.5%
Capital Markets - 1.4%
BlackRock, Inc. Class A	666,800	201,874
Charles Schwab Corp.	7,358,575	180,138
Evercore Partners, Inc. Class A	549,700	30,151
Franklin Resources, Inc.	111,700	6,187
ICG Group, Inc. (a)(e)	3,123,900	53,700
Morgan Stanley	2,260,400	70,751
T. Rowe Price Group, Inc.	757,200	60,924
		603,725
Commercial Banks - 0.6%
HDFC Bank Ltd. sponsored ADR	2,292,200	76,055
PrivateBancorp, Inc. (e)	4,343,726	120,452
Signature Bank (a)	502,185	53,357
Wells Fargo & Co.	736,100	32,403
		282,267
Consumer Finance - 0.8%
American Express Co.	1,516,448	130,111
Discover Financial Services	4,382,844	233,606
		363,717
Diversified Financial Services - 0.5%
Bank of America Corp.	2,567,800	40,623
BM&F Bovespa SA	15,674,597	79,108
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.	563,580	$ 29,825
JPMorgan Chase & Co.	1,621,800	92,799
		242,355
Real Estate Investment Trusts - 0.1%
American Tower Corp.	377,400	29,350
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)(d)	2,507,535	44,484
TOTAL FINANCIALS		1,565,898
HEALTH CARE - 20.0%
Biotechnology - 13.7%
ACADIA Pharmaceuticals, Inc. (a)(e)	5,440,549	126,711
Aegerion Pharmaceuticals, Inc. (a)	170,391	12,086
Agios Pharmaceuticals, Inc.	490,720	8,612
Agios Pharmaceuticals, Inc.	740,603	11,698
Alexion Pharmaceuticals, Inc. (a)	4,301,860	535,582
Alkermes PLC (a)(e)	11,419,739	461,129
Alnylam Pharmaceuticals, Inc. (a)(e)	4,373,136	267,636
Amgen, Inc.	3,163,800	360,926
Array BioPharma, Inc. (a)	3,019,370	17,271
Biogen Idec, Inc. (a)	1,404,100	408,551
Bluebird Bio, Inc. (d)	745,569	15,225
Bluebird Bio, Inc.	514,996	9,465
Celgene Corp. (a)	1,176,544	190,330
Celldex Therapeutics, Inc. (a)	2,054,335	57,028
Cepheid, Inc. (a)(d)	2,519,955	114,456
Chimerix, Inc. (e)	1,766,800	28,304
Clovis Oncology, Inc. (a)(e)	2,140,200	129,011
Exelixis, Inc. (a)(d)(e)	14,795,524	86,258
Fate Therapeutics, Inc.	1,526,787	7,695
Gilead Sciences, Inc. (a)	9,719,800	727,138
Halozyme Therapeutics, Inc. (a)(d)	1,564,000	23,085
ImmunoGen, Inc. (a)(d)(e)	6,946,220	100,929
Immunomedics, Inc. (a)(d)(e)	6,228,050	26,905
Infinity Pharmaceuticals, Inc. (a)	928,500	13,565
InterMune, Inc. (a)	594,217	8,218
Intrexon Corp. (d)	1,412,075	32,322
Ironwood Pharmaceuticals, Inc. Class A (a)	5,002,779	57,132
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Isis Pharmaceuticals, Inc. (a)(d)(e)	9,393,020	$ 364,073
Lexicon Pharmaceuticals, Inc. (a)(e)	42,451,754	101,884
Merrimack Pharmaceuticals, Inc. (a)(d)(e)	8,689,921	34,238
Metabolix, Inc. (a)(d)(e)	2,123,199	2,378
Momenta Pharmaceuticals, Inc. (a)	1,369,500	24,363
NPS Pharmaceuticals, Inc. (a)(e)	8,464,678	223,552
Prothena Corp. PLC (a)(e)	1,752,618	49,476
Regeneron Pharmaceuticals, Inc. (a)	3,393,323	997,162
Regulus Therapeutics, Inc. (a)(e)	3,391,181	21,331
Rigel Pharmaceuticals, Inc. (a)(e)	6,603,995	17,567
Seattle Genetics, Inc. (a)(d)(e)	9,855,140	404,948
Synageva BioPharma Corp. (a)	393,100	23,747
Transition Therapeutics, Inc. (a)(e)	1,946,646	11,180
Vertex Pharmaceuticals, Inc. (a)	668,767	46,426
		6,159,593
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	899,100	34,337
Align Technology, Inc. (a)	777,900	42,504
Baxter International, Inc.	1,216,400	83,263
DexCom, Inc. (a)	314,500	10,407
Genmark Diagnostics, Inc. (a)	1,806,929	21,502
Insulet Corp. (a)(e)	3,508,100	129,870
St. Jude Medical, Inc.	690,300	40,327
		362,210
Health Care Providers & Services - 1.0%
Apollo Hospitals Enterprise Ltd.	720,000	9,624
Catamaran Corp. (a)	1,109,128	50,230
Community Health Systems, Inc.	606,800	25,031
Express Scripts Holding Co. (a)	783,103	52,742
HCA Holdings, Inc.	755,000	35,047
Intra-Cellular Therapies, Inc. (h)	100	1
Intra-Cellular Therapies, Inc.	999,460	6,347
McKesson Corp.	1,224,700	203,165
Phoenix Healthcare Group Ltd. (a)	572,000	738
UnitedHealth Group, Inc.	733,100	54,601
		437,526
Health Care Technology - 0.7%
athenahealth, Inc. (a)(d)	1,224,700	160,644
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - continued
Cerner Corp. (a)	2,558,300	$ 147,026
Veeva Systems, Inc. Class A	131,000	5,304
		312,974
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	794,400	77,851
Pharmaceuticals - 3.6%
AbbVie, Inc.	1,900,400	92,074
Actavis PLC (a)	488,200	79,611
Allergan, Inc.	1,833,600	177,951
Auxilium Pharmaceuticals, Inc. (a)	1,564,600	31,933
Bristol-Myers Squibb Co.	4,287,200	220,276
Concert Pharmaceuticals, Inc. (a)(h)	186,198	151
Endocyte, Inc. (a)(d)(e)	2,933,215	33,849
Hospira, Inc. (a)	3,417,600	134,346
Jazz Pharmaceuticals PLC (a)	691,000	80,792
Johnson & Johnson	68,900	6,522
Mylan, Inc. (a)	1,457,300	64,311
Questcor Pharmaceuticals, Inc. (d)(e)	3,461,200	200,784
Teva Pharmaceutical Industries Ltd. sponsored ADR	583,400	23,779
Valeant Pharmaceuticals International, Inc. (Canada) (a)	4,311,261	464,614
		1,610,993
TOTAL HEALTH CARE		8,961,147
INDUSTRIALS - 8.0%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	3,086,600	273,195
Lockheed Martin Corp.	955,900	135,422
The Boeing Co.	1,237,000	166,067
United Technologies Corp.	3,583,100	397,222
		971,906
Air Freight & Logistics - 0.5%
FedEx Corp.	146,500	20,320
United Parcel Service, Inc. Class B	1,840,400	188,420
		208,740
Airlines - 1.7%
Delta Air Lines, Inc.	4,100,000	118,818
JetBlue Airways Corp. (a)(d)	11,176,923	99,363
Ryanair Holdings PLC sponsored ADR	777,900	37,359
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
Southwest Airlines Co.	8,151,515	$ 151,537
Spirit Airlines, Inc. (a)	1,858,180	85,235
United Continental Holdings, Inc. (a)	6,870,100	269,651
		761,963
Building Products - 0.0%
A.O. Smith Corp.	66,600	3,606
Construction & Engineering - 0.2%
Fluor Corp.	635,100	49,417
KBR, Inc.	1,340,600	45,352
		94,769
Electrical Equipment - 0.7%
Eaton Corp. PLC	881,300	64,035
Emerson Electric Co.	1,708,800	114,473
Rockwell Automation, Inc.	959,900	109,025
		287,533
Industrial Conglomerates - 0.9%
3M Co.	1,750,200	233,669
Danaher Corp.	2,329,500	174,247
		407,916
Machinery - 0.6%
Caterpillar, Inc.	579,300	49,009
Cummins, Inc.	988,900	130,891
Deere & Co.	674,400	56,811
Illinois Tool Works, Inc.	550,300	43,793
		280,504
Road & Rail - 1.2%
CSX Corp.	1,948,800	53,144
Hertz Global Holdings, Inc. (a)	120,000	2,911
Kansas City Southern	262,400	31,756
Union Pacific Corp.	2,875,600	465,962
		553,773
TOTAL INDUSTRIALS		3,570,710
INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 1.8%
F5 Networks, Inc. (a)	24,800	2,040
Infinera Corp. (a)(d)(e)	9,589,328	89,181
Palo Alto Networks, Inc. (a)	37,900	1,893
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	7,690,400	$ 565,860
Riverbed Technology, Inc. (a)	518,790	8,975
ViaSat, Inc. (a)	1,950,529	117,363
		785,312
Computers & Peripherals - 5.1%
3D Systems Corp. (a)(d)	924,700	69,500
Apple, Inc.	3,552,459	1,975,416
Fusion-io, Inc. (a)(d)	5,206,257	52,271
NetApp, Inc.	442,486	18,253
SanDisk Corp.	1,874,300	127,734
Stratasys Ltd. (a)	546,200	64,326
		2,307,500
Electronic Equipment & Components - 0.1%
Corning, Inc.	912,800	15,591
Trimble Navigation Ltd. (a)	1,187,500	37,881
		53,472
Internet Software & Services - 8.2%
Akamai Technologies, Inc. (a)	1,729,500	77,343
Baidu.com, Inc. sponsored ADR (a)	562,700	93,729
Demandware, Inc. (a)	1,118,673	63,395
Dropbox, Inc. (a)(h)	1,105,082	11,051
eBay, Inc. (a)	3,262,200	164,806
Facebook, Inc. Class A (a)	16,677,314	784,001
Google, Inc. Class A (a)	1,945,548	2,061,480
LinkedIn Corp. (a)	439,400	98,439
Mail.Ru Group Ltd. GDR (f)	101,500	4,197
Marketo, Inc.	55,800	1,624
MercadoLibre, Inc. (d)	289,600	32,062
Pandora Media, Inc. (a)(d)	1,389,769	39,469
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	286,400	23,347
Rackspace Hosting, Inc. (a)	2,839,300	108,490
Rocket Fuel, Inc. (d)	16,800	802
Twitter, Inc.	341,900	14,213
Yahoo!, Inc. (a)	969,100	35,837
Yandex NV (a)	740,600	29,439
Youku Tudou, Inc. ADR (a)(d)	1,382,000	38,945
		3,682,669
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	814,916	76,512
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	94,500	$ 3,329
IBM Corp.	2,000,700	359,486
MasterCard, Inc. Class A	564,400	429,401
QIWI PLC Class B sponsored ADR	966,937	45,233
Teradata Corp. (a)	37,200	1,698
Visa, Inc. Class A	2,428,000	494,001
		1,409,660
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp.	837,300	27,003
Applied Micro Circuits Corp. (a)(e)	6,049,616	75,923
ARM Holdings PLC sponsored ADR	82,800	4,132
ASML Holding NV	728,893	68,064
Broadcom Corp. Class A	2,317,000	61,841
Cavium, Inc. (a)(e)	2,626,960	95,096
Cree, Inc. (a)(d)(e)	7,811,994	435,909
Cypress Semiconductor Corp. (e)	7,835,140	75,923
Intel Corp.	504,800	12,034
KLA-Tencor Corp.	422,000	26,953
Marvell Technology Group Ltd.	1,587,410	22,589
MaxLinear, Inc. Class A (a)	1,948,508	16,562
Mellanox Technologies Ltd. (a)(d)	1,949,889	75,929
NVIDIA Corp. (e)	45,699,884	712,918
Rambus, Inc. (a)(e)	9,481,200	81,444
Samsung Electronics Co. Ltd.	50,000	70,591
Silicon Laboratories, Inc. (a)(e)	3,662,280	143,012
Skyworks Solutions, Inc. (a)	1,344,700	35,756
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,271,500	40,274
Texas Instruments, Inc.	3,675,000	158,025
Xilinx, Inc.	695,100	30,883
		2,270,861
Software - 8.8%
Activision Blizzard, Inc.	7,051,132	121,350
Adobe Systems, Inc. (a)	2,567,936	145,807
Autodesk, Inc. (a)	634,200	28,698
Citrix Systems, Inc. (a)	479,677	28,454
Electronic Arts, Inc. (a)	3,055,752	67,777
FireEye, Inc.	288,701	11,077
FleetMatics Group PLC (a)	601,800	23,290
Guidewire Software, Inc. (a)	1,386,100	66,159
Intuit, Inc.	566,800	42,074
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	10,588,600	$ 403,743
Nuance Communications, Inc. (a)	624,800	8,447
Oracle Corp.	5,805,000	204,858
QLIK Technologies, Inc. (a)	166,937	4,187
Red Hat, Inc. (a)	8,829,986	413,685
salesforce.com, Inc. (a)(e)	34,082,812	1,775,374
ServiceNow, Inc. (a)	4,713,300	250,323
SolarWinds, Inc. (a)	183,300	6,130
Solera Holdings, Inc.	17,463	1,166
Splunk, Inc. (a)	2,905,500	209,661
Tableau Software, Inc.	71,500	4,686
TiVo, Inc. (a)	3,785,576	48,569
VMware, Inc. Class A (a)	180,033	14,516
Workday, Inc. Class A (a)	580,700	47,821
		3,927,852
TOTAL INFORMATION TECHNOLOGY		14,437,326
MATERIALS - 2.5%
Chemicals - 2.0%
Airgas, Inc.	8,500	923
CF Industries Holdings, Inc.	356,985	77,601
E.I. du Pont de Nemours & Co.	1,253,700	76,952
Eastman Chemical Co.	682,700	52,588
Monsanto Co.	5,018,878	568,789
Praxair, Inc.	343,200	43,332
The Dow Chemical Co.	968,200	37,818
The Mosaic Co.	737,300	35,317
		893,320
Metals & Mining - 0.5%
Anglo American PLC (United Kingdom)	5,480,800	121,018
Fortescue Metals Group Ltd.	11,066,213	57,265
Freeport-McMoRan Copper & Gold, Inc.	1,812,400	62,872
Nucor Corp.	165,500	8,450
		249,605
TOTAL MATERIALS		1,142,925
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	3,512,800	$ 174,305
Wireless Telecommunication Services - 0.1%
RingCentral, Inc.	279,800	4,440
Sprint Corp. (a)	2,187,029	18,349
T-Mobile U.S., Inc. (a)	1,436,900	37,374
		60,163
TOTAL TELECOMMUNICATION SERVICES		234,468
TOTAL COMMON STOCKS (Cost $25,339,325)		44,585,749
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Roku, Inc. 8.00% (h)	17,901,305	16,212
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (h)	1,506,412	12,172
TOTAL CONSUMER DISCRETIONARY		28,384
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (a)(h)	844,470	5,101
Ariosa Diagnostics Series B (h)	53,177	321
Intarcia Therapeutics, Inc. (a)(h)	1,051,411	14,331
Roka Bioscience, Inc. Series E, 8.00% (a)(h)	7,841,600	10,000
		29,753
Health Care Technology - 0.0%
Castlight Health, Inc. Series D (a)(h)	2,070,648	16,482
Pharmaceuticals - 0.0%
aTyr Pharma, Inc. 8.00% (h)	7,513,149	19,001
Concert Pharmaceuticals, Inc. Series C, 6.00% (a)(h)	4,000,000	7,160
		26,161
TOTAL HEALTH CARE		72,396
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(h)	502,095	$ 6,961
Software - 0.1%
Apptio, Inc. Series E, 8.00% (h)	881,266	20,000
MongoDB, Inc. Series F, 8.00% (h)	1,913,404	32,000
		52,000
TOTAL INFORMATION TECHNOLOGY		58,961
TOTAL CONVERTIBLE PREFERRED STOCKS		159,741
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	57,900	15,362
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (a)(h)	468,823	10,000
Pharmaceuticals - 0.0%
Equilibrate Asia Therapeutics Series D (h)	7,960,663	130
Equilibrate Worldwide Therapeutics Series D (h)	7,960,663	320
Neuropathic Worldwide Therapeutics Series D (h)	7,960,663	60
Oculus Worldwide Therapeutics Series D (h)	7,960,663	100
Orchestrate U.S. Therapeutics, Inc. Series D (h)	7,960,663	140
Orchestrate Worldwide Therapeutics Series D (h)	7,960,663	250
		1,000
TOTAL HEALTH CARE		11,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS		26,362
TOTAL PREFERRED STOCKS (Cost $179,059)		186,103
Money Market Funds - 2.9%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.10% (b)	62,964,344	$ 62,964
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	1,218,569,171	1,218,569
TOTAL MONEY MARKET FUNDS (Cost $1,281,533)		1,281,533
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $26,799,917)		46,053,385
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(1,166,005)
NET ASSETS - 100%		$ 44,887,380
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,197,000 or 0.0% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $224,555,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Apptio, Inc. Series E, 8.00%	5/3/13	$ 20,000
Ariosa Diagnostics	11/30/11 - 3/1/13	$ 5,101
Ariosa Diagnostics Series B	3/1/13	$ 321
aTyr Pharma, Inc. 8.00%	4/8/13	$ 19,001
C. Wonder LLC	12/27/12 - 6/25/13	$ 19,500
Castlight Health, Inc. Series D	4/25/12	$ 12,500
Concert Pharmaceuticals, Inc.	2/9/09	$ 151
Concert Pharmaceuticals, Inc. Series C, 6.00%	4/25/08	$ 10,000
Dropbox, Inc.	5/2/12	$ 10,000
Equilibrate Asia Therapeutics Series D	5/17/13	$ 130
Equilibrate Worldwide Therapeutics Series D	5/17/13	$ 320
Intarcia Therapeutics, Inc.	11/14/12	$ 14,331
Security	Acquisition Date	Acquisition Cost (000s)
Intra-Cellular Therapies, Inc.	8/29/13	$ 1
Moderna LLC Series D, 8.00%	11/6/13	$ 10,000
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 32,000
Neuropathic Worldwide Therapeutics Series D	5/17/13	$ 60
NJOY, Inc. Series C	6/7/13	$ 12,176
Oculus Worldwide Therapeutics Series D	5/17/13	$ 100
Orchestrate U.S. Therapeutics, Inc. Series D	5/17/13	$ 140
Orchestrate Worldwide Therapeutics Series D	5/17/13	$ 250
Pure Storage, Inc. Series E	8/22/13	$ 6,961
Roka Bioscience, Inc. Series E, 8.00%	11/20/13	$ 10,000
Roku, Inc. 8.00%	5/7/13 - 5/28/13	$ 16,212
Tory Burch LLC	12/31/12	$ 17,505
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 68
Fidelity Securities Lending Cash Central Fund	15,937
Total	$ 16,005
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$ 5,537	$ 42,602	$ 11,376*	$ -	$ 126,711
Alkermes PLC	253,053	20,191	84,539*	-	461,129
Alnylam Pharmaceuticals, Inc.	66,565	53,170	47,650*	-	267,636
Applied Micro Circuits Corp.	42,462	11,411	14,324*	-	75,923
Buffalo Wild Wings, Inc.	52,150	101,922	64,039*	-	207,977
Cavium, Inc.	-	125,617	20,690*	-	95,096
Cepheid, Inc.	159,589	-	87,405*	-	-
Chimerix, Inc.	-	37,461	5,466*	-	28,304
Chuys Holdings, Inc.	35,427	4,975	10,358*	-	48,767
Clovis Oncology, Inc.	33,113	26,267	30,862*	-	129,011
Cree, Inc.	367,213	-	202,947*	-	435,909
Cypress Semiconductor Corp.	158,271	-	83,182*	-	75,923
Elan Corp. PLC sponsored ADR	376,187	-	553,287	-	-
Endocyte, Inc.	4,788	43,829	7,020*	-	33,849
Exelixis, Inc.	84,573	2,708	15,420*	-	86,258
Fossil, Inc.	497,354	-	246,779	-	-
Francescas Holdings Corp.	96,789	5,837	78,180*	-	-
Fresh Market, Inc.	126,904	-	86,662*	-	-
Fusion-io, Inc.	215,384	10,669	49,500*	-	-
Genmark Diagnostics, Inc.	12,543	9,174	4,058*	-	-
Green Mountain Coffee Roasters, Inc.	246,512	64,985	160,670*	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Herbalife Ltd.	$ 496,486	$ 11,653	$ 220,358*	$ 11,538	$ 491,900
Home Inns & Hotels Management, Inc. sponsored ADR	74,592	-	16,928*	-	92,155
ICG Group, Inc.	42,091	-	10,541*	-	53,700
ImmunoGen, Inc.	105,959	618	19,748*	-	100,929
Immunomedics, Inc.	24,008	-	4,842*	-	26,905
Infinera Corp.	62,562	3,404	18,628*	-	89,181
Insulet Corp.	84,648	7,945	26,638*	-	129,870
Isis Pharmaceuticals, Inc.	92,150	26,978	63,173*	-	364,073
JetBlue Airways Corp.	94,756	21,758	65,755*	-	-
K12, Inc.	34,833	36,538	14,120*	-	50,231
Lexicon Pharmaceuticals, Inc.	87,605	776	21,059*	-	101,884
lululemon athletica, Inc.	869,765	14,288	144,210*	-	713,512
Lumber Liquidators Holdings, Inc.	146,824	-	53,469*	-	227,898
MAP Pharmaceuticals, Inc.	55,893	158	87,912	-	-
Mellanox Technologies Ltd.	308,376	-	87,788*	-	-
Merrimack Pharmaceuticals, Inc.	41,906	20,893	4,343*	-	34,238
Metabolix, Inc.	2,899	-	442*	-	2,378
NPS Pharmaceuticals, Inc.	78,422	32,158	42,443*	-	223,552
NVIDIA Corp.	577,201	135,474	195,339*	16,221	712,918
PrivateBancorp, Inc.	71,583	19,565	23,124*	181	120,452
Prothena Corp. PLC	-	14,524	9,096*	-	49,476
QLIK Technologies, Inc.	158,561	-	208,052*	-	-
Questcor Pharmaceuticals, Inc.	70,651	74,191	44,460*	3,396	200,784
Rambus, Inc.	56,027	-	16,719*	-	81,444
Red Hat, Inc.	751,798	15,048	308,102*	-	-
Regeneron Pharmaceuticals, Inc.	1,433,871	-	1,152,084*	-	-
Regulus Therapeutics, Inc.	-	34,818	4,368*	-	21,331
Rigel Pharmaceuticals, Inc.	61,337	9,568	5,965*	-	17,567
salesforce.com, Inc.	1,671,883	25,201	471,028*	-	1,775,374
Seattle Genetics, Inc.	299,180	2,399	79,949*	-	404,948
Silicon Graphics International Corp.	26,926	1,059	51,057	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Silicon Laboratories, Inc.	$ 192,400	$ -	$ 37,389*	$ -	$ 143,012
SodaStream International Ltd.	79,374	5,581	20,098*	-	98,537
TiVo, Inc.	94,473	-	53,030*	-	-
Transition Therapeutics, Inc.	5,738	89	1,887*	-	11,180
Universal Display Corp.	85,870	-	106,737	-	-
ViaSat, Inc.	-	118,212	26,390*	-	-
Volterra Semiconductor Corp.	22,684	-	21,249	-	-
Total	$ 11,197,746	$ 1,193,714	$ 5,602,934	$ 31,336	$ 8,411,922

* Includes the value of securities delivered through in-kind transactions.

Other Information

The following is a summary of the inputs used, as of November 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,241,013	$ 7,170,018	$ -	$ 70,995
Consumer Staples	5,072,828	5,072,828	-	-
Energy	2,403,180	2,403,180	-	-
Financials	1,565,898	1,565,898	-	-
Health Care	9,044,543	8,925,790	28,858	89,895
Industrials	3,570,710	3,570,710	-	-
Information Technology	14,496,287	14,426,275	-	70,012
Materials	1,142,925	1,142,925	-	-
Telecommunication Services	234,468	234,468	-	-
Money Market Funds	1,281,533	1,281,533	-	-
Total Investments in Securities:	$ 46,053,385	$ 45,793,625	$ 28,858	$ 230,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $1,193,397) - See accompanying schedule: Unaffiliated issuers (cost $21,233,985)	$ 36,359,930
Fidelity Central Funds (cost $1,281,533)	1,281,533
Other affiliated issuers (cost $4,284,399)	8,411,922
Total Investments (cost $26,799,917)		$ 46,053,385
Cash		85
Foreign currency held at value (cost $380)		380
Receivable for investments sold		90,322
Receivable for fund shares sold		28,321
Dividends receivable		45,288
Distributions receivable from Fidelity Central Funds		764
Prepaid expenses		143
Other receivables		1,374
Total assets		46,220,062

Liabilities
Payable for investments purchased	$ 65,421
Payable for fund shares redeemed	18,175
Accrued management fee	24,905
Other affiliated payables	4,062
Other payables and accrued expenses	1,550
Collateral on securities loaned, at value	1,218,569
Total liabilities		1,332,682

Net Assets		$ 44,887,380
Net Assets consist of:
Paid in capital		$ 22,464,546
Undistributed net investment income		101,945
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,067,425
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,253,464
Net Assets		$ 44,887,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2013

Growth Company: Net Asset Value, offering price and redemption price per share ($22,936,412 ÷ 183,953 shares)	$ 124.69

Class K: Net Asset Value, offering price and redemption price per share ($21,950,968 ÷ 176,058 shares)	$ 124.68

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2013

Investment Income
Dividends (including $31,336 earned from other affiliated issuers)		$ 500,262
Interest		33
Income from Fidelity Central Funds		16,005
Total income		516,300

Expenses
Management fee Basic fee	$ 259,863
Performance adjustment	46,523
Transfer agent fees	50,257
Accounting and security lending fees	2,629
Custodian fees and expenses	925
Independent trustees' compensation	257
Appreciation in deferred trustee compensation account	2
Registration fees	278
Audit	107
Legal	129
Interest	27
Miscellaneous	419
Total expenses before reductions	361,416
Expense reductions	(1,700)	359,716
Net investment income (loss)		156,584
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,361,848
Redemption in-kind with affiliated entities (including gain from other affiliated issuers of $1,525,025)	5,309,356
Other affiliated issuers	2,618,764
Foreign currency transactions	(393)
Total net realized gain (loss)		9,289,575
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $39)	4,216,463
Assets and liabilities in foreign currencies	46
Total change in net unrealized appreciation (depreciation)		4,216,509
Net gain (loss)		13,506,084
Net increase (decrease) in net assets resulting from operations		$ 13,662,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 156,584	$ 91,291
Net realized gain (loss)	9,289,575	1,313,778
Change in net unrealized appreciation (depreciation)	4,216,509	4,708,292
Net increase (decrease) in net assets resulting from operations	13,662,668	6,113,361
Distributions to shareholders from net investment income	(116,883)	(45,344)
Distributions to shareholders from net realized gain	(1,086,760)	(1,197,704)
Total distributions	(1,203,643)	(1,243,048)
Share transactions - net increase (decrease)	(10,274,981)	(29,518)
Total increase (decrease) in net assets	2,184,044	4,840,795

Net Assets
Beginning of period	42,703,336	37,862,541
End of period (including undistributed net investment income of $101,945 and undistributed net investment income of $89,378, respectively)	$ 44,887,380	$ 42,703,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 95.80	$ 85.29	$ 79.40	$ 65.75	$ 47.24
Income from Investment Operations
Net investment income (loss) B	.29	.15	.09	.01	.15
Net realized and unrealized gain (loss)	31.23	13.12	5.80	13.76	18.44
Total from investment operations	31.52	13.27	5.89	13.77	18.59
Distributions from net investment income	(.19)	(.05)	- F	(.12)	(.08)
Distributions from net realized gain	(2.44)	(2.71)	-	(.01)	-
Total distributions	(2.63)	(2.76)	- F	(.12) G	(.08)
Net asset value, end of period	$ 124.69	$ 95.80	$ 85.29	$ 79.40	$ 65.75
Total Return A	33.85%	16.24%	7.42%	20.98%	39.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.90%	.84%	.89%	.93%
Expenses net of fee waivers, if any	.83%	.90%	.84%	.89%	.93%
Expenses net of all reductions	.83%	.90%	.84%	.89%	.93%
Net investment income (loss)	.27%	.16%	.10%	.02%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 22,936	$ 22,952	$ 24,665	$ 27,742	$ 27,204
Portfolio turnover rate D	26%	33%	36%	36%	64%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 95.82	$ 85.35	$ 79.48	$ 65.82	$ 47.29
Income from Investment Operations
Net investment income (loss) B	.42	.27	.21	.13	.27
Net realized and unrealized gain (loss)	31.21	13.10	5.80	13.78	18.44
Total from investment operations	31.63	13.37	6.01	13.91	18.71
Distributions from net investment income	(.34)	(.19)	(.14)	(.24)	(.18)
Distributions from net realized gain	(2.44)	(2.71)	-	(.01)	-
Total distributions	(2.77) F	(2.90)	(.14)	(.25)	(.18)
Net asset value, end of period	$ 124.68	$ 95.82	$ 85.35	$ 79.48	$ 65.82
Total Return A	34.02%	16.38%	7.57%	21.20%	39.70%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.77%	.70%	.72%	.72%
Expenses net of fee waivers, if any	.71%	.77%	.70%	.72%	.72%
Expenses net of all reductions	.71%	.77%	.70%	.72%	.72%
Net investment income (loss)	.39%	.29%	.24%	.18%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 21,951	$ 15,454	$ 10,568	$ 6,571	$ 4,050
Portfolio turnover rate D	26%	33%	36%	36%	64%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. The fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, passive foreign investment companies (PFIC), foreign currency transactions, deferred trustee compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,111,581
Gross unrealized depreciation	(919,903)
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,191,678

Tax Cost	$ 26,861,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 103,241
Undistributed long-term capital gain	$ 3,129,215
Net unrealized appreciation (depreciation)	$ 19,191,674

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 116,883	$ 45,344
Long-term Capital Gains	1,086,760	1,197,704
Total	$ 1,203,643	$ 1,243,048

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities including in-kind-transactions, other than short-term securities, aggregated $11,974,803 and $23,292,217, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Company	$ 41,280.17
Class K	8,977.05
	$ 50,257

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $355 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,700.37%		$ 27

Redemptions In-Kind. During the period, 74,438 shares of the Fund held by affiliated entities were redeemed for investments with a value of $9,019,809. The net realized gain of $5,309,356 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $99 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $8,112. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,937, including $1,410 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,505 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $195.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2013 A	2012
From net investment income
Growth Company	$ 45,546	$ 14,166
Class K	54,208	23,929
Class F	17,129	7,249
Total	$ 116,883	$ 45,344

Annual Report

9. Distributions to Shareholders - continued

Years ended November 30,	2013 A	2012
From net realized gain
Growth Company	$ 581,969	$ 768,386
Class K	394,416	341,548
Class F	110,375	87,770
Total	$ 1,086,760	$ 1,197,704

A All Class F shares were redeemed on November 19, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2013 A	2012	2013 A	2012
Growth Company
Shares sold	29,906	34,382	$ 3,214,134	$ 3,169,434
Reinvestment of distributions	6,560	9,639	609,199	763,625
Shares redeemed	(92,101) B	(93,623)	(10,206,119) B	(8,603,690)
Net increase (decrease)	(55,635)	(49,602)	$ (6,382,786)	$ (4,670,631)
Class K
Shares sold	44,824	70,532	$ 4,751,396	$ 6,533,365
Reinvestment of distributions	4,837	4,618	448,624	365,477
Shares redeemed	(34,879)	(37,698)	(3,700,595)	(3,503,096)
Net increase (decrease)	14,782	37,452	$ 1,499,425	$ 3,395,746
Class F
Shares sold	7,178	16,425	$ 760,652	$ 1,489,905
Reinvestment of distributions	1,375	1,201	127,504	95,019
Shares redeemed	(53,394) B	(3,579)	(6,279,776) B	(339,557)
Net increase (decrease)	(44,841)	14,047	$ (5,391,620)	$ 1,245,367

A All Class F shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class K	01/13/14	01/10/14	$0.000	$0.703

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2013, $3,873,019,902, or, if subsequently determined to be different, the net capital gain of such year.

Class K designates 100% of the dividends distributed respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCF-K-UANN-0114
1.863210.105

Fidelity®

Growth Company

Fund

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	33.85%	23.03%	10.52%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund, a class of the fund, on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from Steve Wymer, Portfolio Manager of Fidelity® Growth Company Fund: For the year, the fund's Retail Class shares gained 33.85%, outperforming the 30.83% return of the Russell 3000® Growth Index. My focus on well-positioned firms with strong product cycles and growth catalysts attracted me to the pharmaceuticals, biotechnology & life science space, where a large overweighting and successful picks significantly boosted the fund's relative result. Regeneron Pharmaceuticals was one of the fund's largest holdings and its biggest relative contributor this period. The stock received a boost because a key competitor of its age-related macular degeneration program, EYLEA®, had a major setback and delayed its product launch. Shares of Isis Pharmaceuticals jumped in late June after the drug developer released positive mid-stage data for its promising drug for patients with high triglycerides and type 2 diabetes. On the flip side, a sizable out-of-index stake in lululemon athletica hurt the most. Shares lagged due to consecutive quarters of weaker-than-expected financial results, and were further hampered by two big events - the company's recall of a line of women's yoga pants in March, after they were found to be too sheer, and the June departure of its CEO.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Growth Company	.85%
Actual		$ 1,000.00	$ 1,160.80	$ 4.60
HypotheticalA		$ 1,000.00	$ 1,020.81	$ 4.31
Class K	.73%
Actual		$ 1,000.00	$ 1,161.40	$ 3.96
HypotheticalA		$ 1,000.00	$ 1,021.41	$ 3.70

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	4.6	4.4
Apple, Inc.	4.4	4.4
salesforce.com, Inc.	4.0	3.7
Regeneron Pharmaceuticals, Inc.	2.2	3.1
Facebook, Inc. Class A	1.7	0.3
Gilead Sciences, Inc.	1.6	1.3
lululemon athletica, Inc.	1.6	2.0
NVIDIA Corp.	1.6	1.8
Amazon.com, Inc.	1.6	1.2
Monsanto Co.	1.2	1.6
	24.5
Top Five Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	32.3	33.4
Health Care	20.1	19.3
Consumer Discretionary	16.2	15.5
Consumer Staples	11.3	11.9
Industrials	8.0	7.9
Asset Allocation (% of fund's net assets)
As of November 30, 2013*		As of May 31, 2013**
	Stocks 99.4%		Stocks 99.5%
	Convertible Securities 0.3%		Convertible Securities 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 0.3%		Short-Term Investments and Net Other Assets (Liabilities) 0.2%
* Foreign investments	9.2%	** Foreign investments	9.4%

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.3%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 16.0%
Automobiles - 0.3%
Ford Motor Co.	2,685,300	$ 45,865
General Motors Co. (a)	18,900	732
Tesla Motors, Inc. (a)(d)	715,800	91,107
		137,704
Diversified Consumer Services - 0.1%
K12, Inc. (a)(d)(e)	2,387,400	50,231
Hotels, Restaurants & Leisure - 4.1%
Arcos Dorados Holdings, Inc. Class A (d)	1,750,100	21,351
Buffalo Wild Wings, Inc. (a)(e)	1,384,300	207,977
Chipotle Mexican Grill, Inc. (a)	378,200	198,124
Chuys Holdings, Inc. (a)(e)	1,399,742	48,767
Dunkin' Brands Group, Inc.	2,568,040	125,783
Home Inns & Hotels Management, Inc. sponsored ADR (a)(d)(e)	2,296,400	92,155
Hyatt Hotels Corp. Class A (a)	1,012,440	48,972
Las Vegas Sands Corp.	1,660,900	119,053
McDonald's Corp.	2,544,600	247,768
Noodles & Co. (d)	13,221	537
Panera Bread Co. Class A (a)	165,500	29,275
Starbucks Corp.	4,858,100	395,741
Starwood Hotels & Resorts Worldwide, Inc.	2,225,300	165,740
Wendy's Co.	1,835,200	15,801
Yum! Brands, Inc.	1,663,300	129,205
		1,846,249
Household Durables - 0.4%
Lennar Corp. Class A (d)	1,383,177	49,462
SodaStream International Ltd. (a)(d)(e)	1,714,276	98,537
Tempur Sealy International, Inc. (a)	678,600	34,622
		182,621
Internet & Catalog Retail - 2.7%
Amazon.com, Inc. (a)	1,795,700	706,823
Ctrip.com International Ltd. sponsored ADR (a)(d)	617,700	29,514
Groupon, Inc. Class A (a)	363,000	3,285
Netflix, Inc. (a)	219,300	80,220
priceline.com, Inc. (a)	305,968	364,815
TripAdvisor, Inc. (a)	343,400	30,329
		1,214,986
Media - 1.2%
Comcast Corp. Class A	8,600,100	428,887
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Lions Gate Entertainment Corp. (a)(d)	1,595,992	$ 50,497
Time Warner, Inc.	41,950	2,757
Twenty-First Century Fox, Inc. Class A	2,336,700	78,256
		560,397
Multiline Retail - 0.5%
Dollar General Corp. (a)	468,000	26,648
Dollar Tree, Inc. (a)	931,000	51,810
Nordstrom, Inc.	662,000	41,183
Target Corp.	1,433,089	91,617
		211,258
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A	1,063,400	36,453
AutoNation, Inc. (a)	868,900	42,611
Bed Bath & Beyond, Inc. (a)	1,075,800	83,945
Best Buy Co., Inc.	2,536,900	102,871
CarMax, Inc. (a)	2,950,100	148,538
Five Below, Inc. (a)(d)	2,133,616	113,423
Francescas Holdings Corp. (a)	313,079	6,143
Home Depot, Inc.	4,526,500	365,153
L Brands, Inc.	1,241,900	80,711
Lumber Liquidators Holdings, Inc. (a)(d)(e)	2,263,367	227,898
Restoration Hardware Holdings, Inc.	372,400	28,116
Tiffany & Co., Inc.	186,200	16,598
Urban Outfitters, Inc. (a)	773,700	30,190
		1,282,650
Textiles, Apparel & Luxury Goods - 3.8%
C. Wonder LLC (g)(h)	619,048	19,500
Fifth & Pacific Companies, Inc. (a)	3,073,405	100,377
Fossil Group, Inc. (a)	827,800	105,354
lululemon athletica, Inc. (a)(d)(e)	10,233,959	713,512
Michael Kors Holdings Ltd. (a)	1,719,193	140,200
NIKE, Inc. Class B	3,627,900	287,112
Prada SpA	8,655,200	83,564
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	3,136,800	105,459
Tory Burch LLC (g)(h)	324,840	23,111
Under Armour, Inc. Class A (sub. vtg.) (a)	835,800	67,449
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
VF Corp.	264,800	$ 62,117
Vince Holding Corp.	116,700	3,416
		1,711,171
TOTAL CONSUMER DISCRETIONARY		7,197,267
CONSUMER STAPLES - 11.3%
Beverages - 2.3%
Beam, Inc.	306,200	20,678
Dr. Pepper Snapple Group, Inc.	542,000	26,157
Monster Beverage Corp. (a)	4,140,806	245,053
PepsiCo, Inc.	2,858,040	241,390
SABMiller PLC	1,205,139	62,195
The Coca-Cola Co.	11,420,000	458,970
		1,054,443
Food & Staples Retailing - 2.0%
Costco Wholesale Corp.	1,776,900	222,877
CVS Caremark Corp.	1,042,700	69,819
Drogasil SA	3,281,873	23,742
Fresh Market, Inc. (a)	350,468	14,268
Kroger Co.	1,195,800	49,925
Sprouts Farmers Market LLC	967,200	36,599
Wal-Mart Stores, Inc.	3,019,014	244,570
Walgreen Co.	2,068,100	122,432
Whole Foods Market, Inc.	1,679,900	95,082
		879,314
Food Products - 3.1%
Archer Daniels Midland Co.	3,922,400	157,877
Associated British Foods PLC	1,292,800	48,521
Bunge Ltd.	3,860,400	309,295
Campbell Soup Co.	302,000	11,696
General Mills, Inc.	923,200	46,557
Green Mountain Coffee Roasters, Inc. (d)	5,824,249	392,438
Kellogg Co.	798,600	48,427
Kraft Foods Group, Inc.	161,400	8,574
Mead Johnson Nutrition Co. Class A	2,476,600	209,297
Mondelez International, Inc.	484,100	16,232
The Hershey Co.	674,400	65,343
Common Stocks - continued
	Shares	Value (000s)
CONSUMER STAPLES - continued
Food Products - continued
Tyson Foods, Inc. Class A	1,729,500	$ 54,808
Want Want China Holdings Ltd.	23,170,000	34,310
		1,403,375
Household Products - 0.8%
Church & Dwight Co., Inc.	566,800	36,984
Colgate-Palmolive Co.	2,035,700	133,969
Kimberly-Clark Corp.	554,400	60,518
Procter & Gamble Co.	1,484,983	125,065
		356,536
Personal Products - 1.2%
Avon Products, Inc.	19,515	348
Herbalife Ltd. (e)	7,059,410	491,900
Nu Skin Enterprises, Inc. Class A	438,600	56,071
		548,319
Tobacco - 1.9%
Altria Group, Inc.	5,267,480	194,791
Japan Tobacco, Inc.	754,500	25,488
Lorillard, Inc.	2,799,600	143,703
Philip Morris International, Inc.	5,457,780	466,859
		830,841
TOTAL CONSUMER STAPLES		5,072,828
ENERGY - 5.3%
Energy Equipment & Services - 1.2%
Carbo Ceramics, Inc. (d)	144,800	17,815
FMC Technologies, Inc. (a)	1,530,900	73,636
Halliburton Co.	2,845,600	149,906
Schlumberger Ltd.	3,272,500	289,354
		530,711
Oil, Gas & Consumable Fuels - 4.1%
Anadarko Petroleum Corp.	1,897,194	168,509
Cabot Oil & Gas Corp.	1,892,600	65,200
Chesapeake Energy Corp. (d)	2,482,500	66,705
Cobalt International Energy, Inc. (a)	740,600	16,464
Concho Resources, Inc. (a)	1,755,000	182,397
Continental Resources, Inc. (a)(d)	2,582,900	277,688
Devon Energy Corp.	728,200	44,143
EOG Resources, Inc.	1,258,100	207,587
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Hess Corp.	918,700	$ 74,534
Kosmos Energy Ltd. (a)	1,895,000	19,727
Noble Energy, Inc.	1,206,611	84,752
Occidental Petroleum Corp.	1,039,100	98,673
PDC Energy, Inc. (a)	1,531,800	90,238
Peabody Energy Corp.	1,216,400	22,138
Pioneer Natural Resources Co.	1,838,800	326,847
Range Resources Corp.	482,989	37,504
Valero Energy Corp.	1,233,000	56,373
Whiting Petroleum Corp. (a)	546,200	32,990
		1,872,469
TOTAL ENERGY		2,403,180
FINANCIALS - 3.5%
Capital Markets - 1.4%
BlackRock, Inc. Class A	666,800	201,874
Charles Schwab Corp.	7,358,575	180,138
Evercore Partners, Inc. Class A	549,700	30,151
Franklin Resources, Inc.	111,700	6,187
ICG Group, Inc. (a)(e)	3,123,900	53,700
Morgan Stanley	2,260,400	70,751
T. Rowe Price Group, Inc.	757,200	60,924
		603,725
Commercial Banks - 0.6%
HDFC Bank Ltd. sponsored ADR	2,292,200	76,055
PrivateBancorp, Inc. (e)	4,343,726	120,452
Signature Bank (a)	502,185	53,357
Wells Fargo & Co.	736,100	32,403
		282,267
Consumer Finance - 0.8%
American Express Co.	1,516,448	130,111
Discover Financial Services	4,382,844	233,606
		363,717
Diversified Financial Services - 0.5%
Bank of America Corp.	2,567,800	40,623
BM&F Bovespa SA	15,674,597	79,108
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.	563,580	$ 29,825
JPMorgan Chase & Co.	1,621,800	92,799
		242,355
Real Estate Investment Trusts - 0.1%
American Tower Corp.	377,400	29,350
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)(d)	2,507,535	44,484
TOTAL FINANCIALS		1,565,898
HEALTH CARE - 20.0%
Biotechnology - 13.7%
ACADIA Pharmaceuticals, Inc. (a)(e)	5,440,549	126,711
Aegerion Pharmaceuticals, Inc. (a)	170,391	12,086
Agios Pharmaceuticals, Inc.	490,720	8,612
Agios Pharmaceuticals, Inc.	740,603	11,698
Alexion Pharmaceuticals, Inc. (a)	4,301,860	535,582
Alkermes PLC (a)(e)	11,419,739	461,129
Alnylam Pharmaceuticals, Inc. (a)(e)	4,373,136	267,636
Amgen, Inc.	3,163,800	360,926
Array BioPharma, Inc. (a)	3,019,370	17,271
Biogen Idec, Inc. (a)	1,404,100	408,551
Bluebird Bio, Inc. (d)	745,569	15,225
Bluebird Bio, Inc.	514,996	9,465
Celgene Corp. (a)	1,176,544	190,330
Celldex Therapeutics, Inc. (a)	2,054,335	57,028
Cepheid, Inc. (a)(d)	2,519,955	114,456
Chimerix, Inc. (e)	1,766,800	28,304
Clovis Oncology, Inc. (a)(e)	2,140,200	129,011
Exelixis, Inc. (a)(d)(e)	14,795,524	86,258
Fate Therapeutics, Inc.	1,526,787	7,695
Gilead Sciences, Inc. (a)	9,719,800	727,138
Halozyme Therapeutics, Inc. (a)(d)	1,564,000	23,085
ImmunoGen, Inc. (a)(d)(e)	6,946,220	100,929
Immunomedics, Inc. (a)(d)(e)	6,228,050	26,905
Infinity Pharmaceuticals, Inc. (a)	928,500	13,565
InterMune, Inc. (a)	594,217	8,218
Intrexon Corp. (d)	1,412,075	32,322
Ironwood Pharmaceuticals, Inc. Class A (a)	5,002,779	57,132
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Biotechnology - continued
Isis Pharmaceuticals, Inc. (a)(d)(e)	9,393,020	$ 364,073
Lexicon Pharmaceuticals, Inc. (a)(e)	42,451,754	101,884
Merrimack Pharmaceuticals, Inc. (a)(d)(e)	8,689,921	34,238
Metabolix, Inc. (a)(d)(e)	2,123,199	2,378
Momenta Pharmaceuticals, Inc. (a)	1,369,500	24,363
NPS Pharmaceuticals, Inc. (a)(e)	8,464,678	223,552
Prothena Corp. PLC (a)(e)	1,752,618	49,476
Regeneron Pharmaceuticals, Inc. (a)	3,393,323	997,162
Regulus Therapeutics, Inc. (a)(e)	3,391,181	21,331
Rigel Pharmaceuticals, Inc. (a)(e)	6,603,995	17,567
Seattle Genetics, Inc. (a)(d)(e)	9,855,140	404,948
Synageva BioPharma Corp. (a)	393,100	23,747
Transition Therapeutics, Inc. (a)(e)	1,946,646	11,180
Vertex Pharmaceuticals, Inc. (a)	668,767	46,426
		6,159,593
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	899,100	34,337
Align Technology, Inc. (a)	777,900	42,504
Baxter International, Inc.	1,216,400	83,263
DexCom, Inc. (a)	314,500	10,407
Genmark Diagnostics, Inc. (a)	1,806,929	21,502
Insulet Corp. (a)(e)	3,508,100	129,870
St. Jude Medical, Inc.	690,300	40,327
		362,210
Health Care Providers & Services - 1.0%
Apollo Hospitals Enterprise Ltd.	720,000	9,624
Catamaran Corp. (a)	1,109,128	50,230
Community Health Systems, Inc.	606,800	25,031
Express Scripts Holding Co. (a)	783,103	52,742
HCA Holdings, Inc.	755,000	35,047
Intra-Cellular Therapies, Inc. (h)	100	1
Intra-Cellular Therapies, Inc.	999,460	6,347
McKesson Corp.	1,224,700	203,165
Phoenix Healthcare Group Ltd. (a)	572,000	738
UnitedHealth Group, Inc.	733,100	54,601
		437,526
Health Care Technology - 0.7%
athenahealth, Inc. (a)(d)	1,224,700	160,644
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Technology - continued
Cerner Corp. (a)	2,558,300	$ 147,026
Veeva Systems, Inc. Class A	131,000	5,304
		312,974
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	794,400	77,851
Pharmaceuticals - 3.6%
AbbVie, Inc.	1,900,400	92,074
Actavis PLC (a)	488,200	79,611
Allergan, Inc.	1,833,600	177,951
Auxilium Pharmaceuticals, Inc. (a)	1,564,600	31,933
Bristol-Myers Squibb Co.	4,287,200	220,276
Concert Pharmaceuticals, Inc. (a)(h)	186,198	151
Endocyte, Inc. (a)(d)(e)	2,933,215	33,849
Hospira, Inc. (a)	3,417,600	134,346
Jazz Pharmaceuticals PLC (a)	691,000	80,792
Johnson & Johnson	68,900	6,522
Mylan, Inc. (a)	1,457,300	64,311
Questcor Pharmaceuticals, Inc. (d)(e)	3,461,200	200,784
Teva Pharmaceutical Industries Ltd. sponsored ADR	583,400	23,779
Valeant Pharmaceuticals International, Inc. (Canada) (a)	4,311,261	464,614
		1,610,993
TOTAL HEALTH CARE		8,961,147
INDUSTRIALS - 8.0%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	3,086,600	273,195
Lockheed Martin Corp.	955,900	135,422
The Boeing Co.	1,237,000	166,067
United Technologies Corp.	3,583,100	397,222
		971,906
Air Freight & Logistics - 0.5%
FedEx Corp.	146,500	20,320
United Parcel Service, Inc. Class B	1,840,400	188,420
		208,740
Airlines - 1.7%
Delta Air Lines, Inc.	4,100,000	118,818
JetBlue Airways Corp. (a)(d)	11,176,923	99,363
Ryanair Holdings PLC sponsored ADR	777,900	37,359
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - continued
Southwest Airlines Co.	8,151,515	$ 151,537
Spirit Airlines, Inc. (a)	1,858,180	85,235
United Continental Holdings, Inc. (a)	6,870,100	269,651
		761,963
Building Products - 0.0%
A.O. Smith Corp.	66,600	3,606
Construction & Engineering - 0.2%
Fluor Corp.	635,100	49,417
KBR, Inc.	1,340,600	45,352
		94,769
Electrical Equipment - 0.7%
Eaton Corp. PLC	881,300	64,035
Emerson Electric Co.	1,708,800	114,473
Rockwell Automation, Inc.	959,900	109,025
		287,533
Industrial Conglomerates - 0.9%
3M Co.	1,750,200	233,669
Danaher Corp.	2,329,500	174,247
		407,916
Machinery - 0.6%
Caterpillar, Inc.	579,300	49,009
Cummins, Inc.	988,900	130,891
Deere & Co.	674,400	56,811
Illinois Tool Works, Inc.	550,300	43,793
		280,504
Road & Rail - 1.2%
CSX Corp.	1,948,800	53,144
Hertz Global Holdings, Inc. (a)	120,000	2,911
Kansas City Southern	262,400	31,756
Union Pacific Corp.	2,875,600	465,962
		553,773
TOTAL INDUSTRIALS		3,570,710
INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 1.8%
F5 Networks, Inc. (a)	24,800	2,040
Infinera Corp. (a)(d)(e)	9,589,328	89,181
Palo Alto Networks, Inc. (a)	37,900	1,893
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
QUALCOMM, Inc.	7,690,400	$ 565,860
Riverbed Technology, Inc. (a)	518,790	8,975
ViaSat, Inc. (a)	1,950,529	117,363
		785,312
Computers & Peripherals - 5.1%
3D Systems Corp. (a)(d)	924,700	69,500
Apple, Inc.	3,552,459	1,975,416
Fusion-io, Inc. (a)(d)	5,206,257	52,271
NetApp, Inc.	442,486	18,253
SanDisk Corp.	1,874,300	127,734
Stratasys Ltd. (a)	546,200	64,326
		2,307,500
Electronic Equipment & Components - 0.1%
Corning, Inc.	912,800	15,591
Trimble Navigation Ltd. (a)	1,187,500	37,881
		53,472
Internet Software & Services - 8.2%
Akamai Technologies, Inc. (a)	1,729,500	77,343
Baidu.com, Inc. sponsored ADR (a)	562,700	93,729
Demandware, Inc. (a)	1,118,673	63,395
Dropbox, Inc. (a)(h)	1,105,082	11,051
eBay, Inc. (a)	3,262,200	164,806
Facebook, Inc. Class A (a)	16,677,314	784,001
Google, Inc. Class A (a)	1,945,548	2,061,480
LinkedIn Corp. (a)	439,400	98,439
Mail.Ru Group Ltd. GDR (f)	101,500	4,197
Marketo, Inc.	55,800	1,624
MercadoLibre, Inc. (d)	289,600	32,062
Pandora Media, Inc. (a)(d)	1,389,769	39,469
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	286,400	23,347
Rackspace Hosting, Inc. (a)	2,839,300	108,490
Rocket Fuel, Inc. (d)	16,800	802
Twitter, Inc.	341,900	14,213
Yahoo!, Inc. (a)	969,100	35,837
Yandex NV (a)	740,600	29,439
Youku Tudou, Inc. ADR (a)(d)	1,382,000	38,945
		3,682,669
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	814,916	76,512
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
CoreLogic, Inc. (a)	94,500	$ 3,329
IBM Corp.	2,000,700	359,486
MasterCard, Inc. Class A	564,400	429,401
QIWI PLC Class B sponsored ADR	966,937	45,233
Teradata Corp. (a)	37,200	1,698
Visa, Inc. Class A	2,428,000	494,001
		1,409,660
Semiconductors & Semiconductor Equipment - 5.1%
Altera Corp.	837,300	27,003
Applied Micro Circuits Corp. (a)(e)	6,049,616	75,923
ARM Holdings PLC sponsored ADR	82,800	4,132
ASML Holding NV	728,893	68,064
Broadcom Corp. Class A	2,317,000	61,841
Cavium, Inc. (a)(e)	2,626,960	95,096
Cree, Inc. (a)(d)(e)	7,811,994	435,909
Cypress Semiconductor Corp. (e)	7,835,140	75,923
Intel Corp.	504,800	12,034
KLA-Tencor Corp.	422,000	26,953
Marvell Technology Group Ltd.	1,587,410	22,589
MaxLinear, Inc. Class A (a)	1,948,508	16,562
Mellanox Technologies Ltd. (a)(d)	1,949,889	75,929
NVIDIA Corp. (e)	45,699,884	712,918
Rambus, Inc. (a)(e)	9,481,200	81,444
Samsung Electronics Co. Ltd.	50,000	70,591
Silicon Laboratories, Inc. (a)(e)	3,662,280	143,012
Skyworks Solutions, Inc. (a)	1,344,700	35,756
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,271,500	40,274
Texas Instruments, Inc.	3,675,000	158,025
Xilinx, Inc.	695,100	30,883
		2,270,861
Software - 8.8%
Activision Blizzard, Inc.	7,051,132	121,350
Adobe Systems, Inc. (a)	2,567,936	145,807
Autodesk, Inc. (a)	634,200	28,698
Citrix Systems, Inc. (a)	479,677	28,454
Electronic Arts, Inc. (a)	3,055,752	67,777
FireEye, Inc.	288,701	11,077
FleetMatics Group PLC (a)	601,800	23,290
Guidewire Software, Inc. (a)	1,386,100	66,159
Intuit, Inc.	566,800	42,074
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Microsoft Corp.	10,588,600	$ 403,743
Nuance Communications, Inc. (a)	624,800	8,447
Oracle Corp.	5,805,000	204,858
QLIK Technologies, Inc. (a)	166,937	4,187
Red Hat, Inc. (a)	8,829,986	413,685
salesforce.com, Inc. (a)(e)	34,082,812	1,775,374
ServiceNow, Inc. (a)	4,713,300	250,323
SolarWinds, Inc. (a)	183,300	6,130
Solera Holdings, Inc.	17,463	1,166
Splunk, Inc. (a)	2,905,500	209,661
Tableau Software, Inc.	71,500	4,686
TiVo, Inc. (a)	3,785,576	48,569
VMware, Inc. Class A (a)	180,033	14,516
Workday, Inc. Class A (a)	580,700	47,821
		3,927,852
TOTAL INFORMATION TECHNOLOGY		14,437,326
MATERIALS - 2.5%
Chemicals - 2.0%
Airgas, Inc.	8,500	923
CF Industries Holdings, Inc.	356,985	77,601
E.I. du Pont de Nemours & Co.	1,253,700	76,952
Eastman Chemical Co.	682,700	52,588
Monsanto Co.	5,018,878	568,789
Praxair, Inc.	343,200	43,332
The Dow Chemical Co.	968,200	37,818
The Mosaic Co.	737,300	35,317
		893,320
Metals & Mining - 0.5%
Anglo American PLC (United Kingdom)	5,480,800	121,018
Fortescue Metals Group Ltd.	11,066,213	57,265
Freeport-McMoRan Copper & Gold, Inc.	1,812,400	62,872
Nucor Corp.	165,500	8,450
		249,605
TOTAL MATERIALS		1,142,925
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	3,512,800	$ 174,305
Wireless Telecommunication Services - 0.1%
RingCentral, Inc.	279,800	4,440
Sprint Corp. (a)	2,187,029	18,349
T-Mobile U.S., Inc. (a)	1,436,900	37,374
		60,163
TOTAL TELECOMMUNICATION SERVICES		234,468
TOTAL COMMON STOCKS (Cost $25,339,325)		44,585,749
Preferred Stocks - 0.4%

Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Household Durables - 0.1%
Roku, Inc. 8.00% (h)	17,901,305	16,212
Leisure Equipment & Products - 0.0%
NJOY, Inc. Series C (h)	1,506,412	12,172
TOTAL CONSUMER DISCRETIONARY		28,384
HEALTH CARE - 0.1%
Biotechnology - 0.1%
Ariosa Diagnostics (a)(h)	844,470	5,101
Ariosa Diagnostics Series B (h)	53,177	321
Intarcia Therapeutics, Inc. (a)(h)	1,051,411	14,331
Roka Bioscience, Inc. Series E, 8.00% (a)(h)	7,841,600	10,000
		29,753
Health Care Technology - 0.0%
Castlight Health, Inc. Series D (a)(h)	2,070,648	16,482
Pharmaceuticals - 0.0%
aTyr Pharma, Inc. 8.00% (h)	7,513,149	19,001
Concert Pharmaceuticals, Inc. Series C, 6.00% (a)(h)	4,000,000	7,160
		26,161
TOTAL HEALTH CARE		72,396
Preferred Stocks - continued
	Shares	Value (000s)
Convertible Preferred Stocks - continued
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.0%
Pure Storage, Inc. Series E (a)(h)	502,095	$ 6,961
Software - 0.1%
Apptio, Inc. Series E, 8.00% (h)	881,266	20,000
MongoDB, Inc. Series F, 8.00% (h)	1,913,404	32,000
		52,000
TOTAL INFORMATION TECHNOLOGY		58,961
TOTAL CONVERTIBLE PREFERRED STOCKS		159,741
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG	57,900	15,362
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Moderna LLC Series D, 8.00% (a)(h)	468,823	10,000
Pharmaceuticals - 0.0%
Equilibrate Asia Therapeutics Series D (h)	7,960,663	130
Equilibrate Worldwide Therapeutics Series D (h)	7,960,663	320
Neuropathic Worldwide Therapeutics Series D (h)	7,960,663	60
Oculus Worldwide Therapeutics Series D (h)	7,960,663	100
Orchestrate U.S. Therapeutics, Inc. Series D (h)	7,960,663	140
Orchestrate Worldwide Therapeutics Series D (h)	7,960,663	250
		1,000
TOTAL HEALTH CARE		11,000
TOTAL NONCONVERTIBLE PREFERRED STOCKS		26,362
TOTAL PREFERRED STOCKS (Cost $179,059)		186,103
Money Market Funds - 2.9%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.10% (b)	62,964,344	$ 62,964
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	1,218,569,171	1,218,569
TOTAL MONEY MARKET FUNDS (Cost $1,281,533)		1,281,533
TOTAL INVESTMENT PORTFOLIO - 102.6% (Cost $26,799,917)		46,053,385
NET OTHER ASSETS (LIABILITIES) - (2.6)%		(1,166,005)
NET ASSETS - 100%		$ 44,887,380
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,197,000 or 0.0% of net assets.

(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $224,555,000 or 0.5% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Apptio, Inc. Series E, 8.00%	5/3/13	$ 20,000
Ariosa Diagnostics	11/30/11 - 3/1/13	$ 5,101
Ariosa Diagnostics Series B	3/1/13	$ 321
aTyr Pharma, Inc. 8.00%	4/8/13	$ 19,001
C. Wonder LLC	12/27/12 - 6/25/13	$ 19,500
Castlight Health, Inc. Series D	4/25/12	$ 12,500
Concert Pharmaceuticals, Inc.	2/9/09	$ 151
Concert Pharmaceuticals, Inc. Series C, 6.00%	4/25/08	$ 10,000
Dropbox, Inc.	5/2/12	$ 10,000
Equilibrate Asia Therapeutics Series D	5/17/13	$ 130
Equilibrate Worldwide Therapeutics Series D	5/17/13	$ 320
Intarcia Therapeutics, Inc.	11/14/12	$ 14,331
Security	Acquisition Date	Acquisition Cost (000s)
Intra-Cellular Therapies, Inc.	8/29/13	$ 1
Moderna LLC Series D, 8.00%	11/6/13	$ 10,000
MongoDB, Inc. Series F, 8.00%	10/2/13	$ 32,000
Neuropathic Worldwide Therapeutics Series D	5/17/13	$ 60
NJOY, Inc. Series C	6/7/13	$ 12,176
Oculus Worldwide Therapeutics Series D	5/17/13	$ 100
Orchestrate U.S. Therapeutics, Inc. Series D	5/17/13	$ 140
Orchestrate Worldwide Therapeutics Series D	5/17/13	$ 250
Pure Storage, Inc. Series E	8/22/13	$ 6,961
Roka Bioscience, Inc. Series E, 8.00%	11/20/13	$ 10,000
Roku, Inc. 8.00%	5/7/13 - 5/28/13	$ 16,212
Tory Burch LLC	12/31/12	$ 17,505
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 68
Fidelity Securities Lending Cash Central Fund	15,937
Total	$ 16,005
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
ACADIA Pharmaceuticals, Inc.	$ 5,537	$ 42,602	$ 11,376*	$ -	$ 126,711
Alkermes PLC	253,053	20,191	84,539*	-	461,129
Alnylam Pharmaceuticals, Inc.	66,565	53,170	47,650*	-	267,636
Applied Micro Circuits Corp.	42,462	11,411	14,324*	-	75,923
Buffalo Wild Wings, Inc.	52,150	101,922	64,039*	-	207,977
Cavium, Inc.	-	125,617	20,690*	-	95,096
Cepheid, Inc.	159,589	-	87,405*	-	-
Chimerix, Inc.	-	37,461	5,466*	-	28,304
Chuys Holdings, Inc.	35,427	4,975	10,358*	-	48,767
Clovis Oncology, Inc.	33,113	26,267	30,862*	-	129,011
Cree, Inc.	367,213	-	202,947*	-	435,909
Cypress Semiconductor Corp.	158,271	-	83,182*	-	75,923
Elan Corp. PLC sponsored ADR	376,187	-	553,287	-	-
Endocyte, Inc.	4,788	43,829	7,020*	-	33,849
Exelixis, Inc.	84,573	2,708	15,420*	-	86,258
Fossil, Inc.	497,354	-	246,779	-	-
Francescas Holdings Corp.	96,789	5,837	78,180*	-	-
Fresh Market, Inc.	126,904	-	86,662*	-	-
Fusion-io, Inc.	215,384	10,669	49,500*	-	-
Genmark Diagnostics, Inc.	12,543	9,174	4,058*	-	-
Green Mountain Coffee Roasters, Inc.	246,512	64,985	160,670*	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Herbalife Ltd.	$ 496,486	$ 11,653	$ 220,358*	$ 11,538	$ 491,900
Home Inns & Hotels Management, Inc. sponsored ADR	74,592	-	16,928*	-	92,155
ICG Group, Inc.	42,091	-	10,541*	-	53,700
ImmunoGen, Inc.	105,959	618	19,748*	-	100,929
Immunomedics, Inc.	24,008	-	4,842*	-	26,905
Infinera Corp.	62,562	3,404	18,628*	-	89,181
Insulet Corp.	84,648	7,945	26,638*	-	129,870
Isis Pharmaceuticals, Inc.	92,150	26,978	63,173*	-	364,073
JetBlue Airways Corp.	94,756	21,758	65,755*	-	-
K12, Inc.	34,833	36,538	14,120*	-	50,231
Lexicon Pharmaceuticals, Inc.	87,605	776	21,059*	-	101,884
lululemon athletica, Inc.	869,765	14,288	144,210*	-	713,512
Lumber Liquidators Holdings, Inc.	146,824	-	53,469*	-	227,898
MAP Pharmaceuticals, Inc.	55,893	158	87,912	-	-
Mellanox Technologies Ltd.	308,376	-	87,788*	-	-
Merrimack Pharmaceuticals, Inc.	41,906	20,893	4,343*	-	34,238
Metabolix, Inc.	2,899	-	442*	-	2,378
NPS Pharmaceuticals, Inc.	78,422	32,158	42,443*	-	223,552
NVIDIA Corp.	577,201	135,474	195,339*	16,221	712,918
PrivateBancorp, Inc.	71,583	19,565	23,124*	181	120,452
Prothena Corp. PLC	-	14,524	9,096*	-	49,476
QLIK Technologies, Inc.	158,561	-	208,052*	-	-
Questcor Pharmaceuticals, Inc.	70,651	74,191	44,460*	3,396	200,784
Rambus, Inc.	56,027	-	16,719*	-	81,444
Red Hat, Inc.	751,798	15,048	308,102*	-	-
Regeneron Pharmaceuticals, Inc.	1,433,871	-	1,152,084*	-	-
Regulus Therapeutics, Inc.	-	34,818	4,368*	-	21,331
Rigel Pharmaceuticals, Inc.	61,337	9,568	5,965*	-	17,567
salesforce.com, Inc.	1,671,883	25,201	471,028*	-	1,775,374
Seattle Genetics, Inc.	299,180	2,399	79,949*	-	404,948
Silicon Graphics International Corp.	26,926	1,059	51,057	-	-
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Silicon Laboratories, Inc.	$ 192,400	$ -	$ 37,389*	$ -	$ 143,012
SodaStream International Ltd.	79,374	5,581	20,098*	-	98,537
TiVo, Inc.	94,473	-	53,030*	-	-
Transition Therapeutics, Inc.	5,738	89	1,887*	-	11,180
Universal Display Corp.	85,870	-	106,737	-	-
ViaSat, Inc.	-	118,212	26,390*	-	-
Volterra Semiconductor Corp.	22,684	-	21,249	-	-
Total	$ 11,197,746	$ 1,193,714	$ 5,602,934	$ 31,336	$ 8,411,922

* Includes the value of securities delivered through in-kind transactions.

Other Information

The following is a summary of the inputs used, as of November 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 7,241,013	$ 7,170,018	$ -	$ 70,995
Consumer Staples	5,072,828	5,072,828	-	-
Energy	2,403,180	2,403,180	-	-
Financials	1,565,898	1,565,898	-	-
Health Care	9,044,543	8,925,790	28,858	89,895
Industrials	3,570,710	3,570,710	-	-
Information Technology	14,496,287	14,426,275	-	70,012
Materials	1,142,925	1,142,925	-	-
Telecommunication Services	234,468	234,468	-	-
Money Market Funds	1,281,533	1,281,533	-	-
Total Investments in Securities:	$ 46,053,385	$ 45,793,625	$ 28,858	$ 230,902

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $1,193,397) - See accompanying schedule: Unaffiliated issuers (cost $21,233,985)	$ 36,359,930
Fidelity Central Funds (cost $1,281,533)	1,281,533
Other affiliated issuers (cost $4,284,399)	8,411,922
Total Investments (cost $26,799,917)		$ 46,053,385
Cash		85
Foreign currency held at value (cost $380)		380
Receivable for investments sold		90,322
Receivable for fund shares sold		28,321
Dividends receivable		45,288
Distributions receivable from Fidelity Central Funds		764
Prepaid expenses		143
Other receivables		1,374
Total assets		46,220,062

Liabilities
Payable for investments purchased	$ 65,421
Payable for fund shares redeemed	18,175
Accrued management fee	24,905
Other affiliated payables	4,062
Other payables and accrued expenses	1,550
Collateral on securities loaned, at value	1,218,569
Total liabilities		1,332,682

Net Assets		$ 44,887,380
Net Assets consist of:
Paid in capital		$ 22,464,546
Undistributed net investment income		101,945
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,067,425
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		19,253,464
Net Assets		$ 44,887,380

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2013

Growth Company: Net Asset Value, offering price and redemption price per share ($22,936,412 ÷ 183,953 shares)	$ 124.69

Class K: Net Asset Value, offering price and redemption price per share ($21,950,968 ÷ 176,058 shares)	$ 124.68

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2013

Investment Income
Dividends (including $31,336 earned from other affiliated issuers)		$ 500,262
Interest		33
Income from Fidelity Central Funds		16,005
Total income		516,300

Expenses
Management fee Basic fee	$ 259,863
Performance adjustment	46,523
Transfer agent fees	50,257
Accounting and security lending fees	2,629
Custodian fees and expenses	925
Independent trustees' compensation	257
Appreciation in deferred trustee compensation account	2
Registration fees	278
Audit	107
Legal	129
Interest	27
Miscellaneous	419
Total expenses before reductions	361,416
Expense reductions	(1,700)	359,716
Net investment income (loss)		156,584
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,361,848
Redemption in-kind with affiliated entities (including gain from other affiliated issuers of $1,525,025)	5,309,356
Other affiliated issuers	2,618,764
Foreign currency transactions	(393)
Total net realized gain (loss)		9,289,575
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $39)	4,216,463
Assets and liabilities in foreign currencies	46
Total change in net unrealized appreciation (depreciation)		4,216,509
Net gain (loss)		13,506,084
Net increase (decrease) in net assets resulting from operations		$ 13,662,668

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 156,584	$ 91,291
Net realized gain (loss)	9,289,575	1,313,778
Change in net unrealized appreciation (depreciation)	4,216,509	4,708,292
Net increase (decrease) in net assets resulting from operations	13,662,668	6,113,361
Distributions to shareholders from net investment income	(116,883)	(45,344)
Distributions to shareholders from net realized gain	(1,086,760)	(1,197,704)
Total distributions	(1,203,643)	(1,243,048)
Share transactions - net increase (decrease)	(10,274,981)	(29,518)
Total increase (decrease) in net assets	2,184,044	4,840,795

Net Assets
Beginning of period	42,703,336	37,862,541
End of period (including undistributed net investment income of $101,945 and undistributed net investment income of $89,378, respectively)	$ 44,887,380	$ 42,703,336

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Company

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 95.80	$ 85.29	$ 79.40	$ 65.75	$ 47.24
Income from Investment Operations
Net investment income (loss) B	.29	.15	.09	.01	.15
Net realized and unrealized gain (loss)	31.23	13.12	5.80	13.76	18.44
Total from investment operations	31.52	13.27	5.89	13.77	18.59
Distributions from net investment income	(.19)	(.05)	- F	(.12)	(.08)
Distributions from net realized gain	(2.44)	(2.71)	-	(.01)	-
Total distributions	(2.63)	(2.76)	- F	(.12) G	(.08)
Net asset value, end of period	$ 124.69	$ 95.80	$ 85.29	$ 79.40	$ 65.75
Total Return A	33.85%	16.24%	7.42%	20.98%	39.41%
Ratios to Average Net Assets C, E
Expenses before reductions	.83%	.90%	.84%	.89%	.93%
Expenses net of fee waivers, if any	.83%	.90%	.84%	.89%	.93%
Expenses net of all reductions	.83%	.90%	.84%	.89%	.93%
Net investment income (loss)	.27%	.16%	.10%	.02%	.27%
Supplemental Data
Net assets, end of period (in millions)	$ 22,936	$ 22,952	$ 24,665	$ 27,742	$ 27,204
Portfolio turnover rate D	26%	33%	36%	36%	64%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 95.82	$ 85.35	$ 79.48	$ 65.82	$ 47.29
Income from Investment Operations
Net investment income (loss) B	.42	.27	.21	.13	.27
Net realized and unrealized gain (loss)	31.21	13.10	5.80	13.78	18.44
Total from investment operations	31.63	13.37	6.01	13.91	18.71
Distributions from net investment income	(.34)	(.19)	(.14)	(.24)	(.18)
Distributions from net realized gain	(2.44)	(2.71)	-	(.01)	-
Total distributions	(2.77) F	(2.90)	(.14)	(.25)	(.18)
Net asset value, end of period	$ 124.68	$ 95.82	$ 85.35	$ 79.48	$ 65.82
Total Return A	34.02%	16.38%	7.57%	21.20%	39.70%
Ratios to Average Net Assets C, E
Expenses before reductions	.71%	.77%	.70%	.72%	.72%
Expenses net of fee waivers, if any	.71%	.77%	.70%	.72%	.72%
Expenses net of all reductions	.71%	.77%	.70%	.72%	.72%
Net investment income (loss)	.39%	.29%	.24%	.18%	.48%
Supplemental Data
Net assets, end of period (in millions)	$ 21,951	$ 15,454	$ 10,568	$ 6,571	$ 4,050
Portfolio turnover rate D	26%	33%	36%	36%	64%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Total distributions of $2.77 per share is comprised of distributions from net investment income of $.336 and distributions from net realized gain of $2.438 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Fund is currently closed to most new accounts. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Company and Class K shares, each of which has equal rights as to assets and voting privileges. The fund offered Class F shares during the period June 26, 2009 through November 19, 2013 and all outstanding shares were redeemed by November 19, 2013. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of November 30, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to in-kind transactions, passive foreign investment companies (PFIC), foreign currency transactions, deferred trustee compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 20,111,581
Gross unrealized depreciation	(919,903)
Net unrealized appreciation (depreciation) on securities and other investments	$ 19,191,678

Tax Cost	$ 26,861,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 103,241
Undistributed long-term capital gain	$ 3,129,215
Net unrealized appreciation (depreciation)	$ 19,191,674

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 116,883	$ 45,344
Long-term Capital Gains	1,086,760	1,197,704
Total	$ 1,203,643	$ 1,243,048

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Purchases and Sales of Investments.

Purchases and sales of securities including in-kind-transactions, other than short-term securities, aggregated $11,974,803 and $23,292,217, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Company as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .65% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Company. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Company	$ 41,280.17
Class K	8,977.05
	$ 50,257

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5. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $355 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 30,700.37%		$ 27

Redemptions In-Kind. During the period, 74,438 shares of the Fund held by affiliated entities were redeemed for investments with a value of $9,019,809. The net realized gain of $5,309,356 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 10: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $99 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $8,112. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $15,937, including $1,410 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,505 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $195.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2013 A	2012
From net investment income
Growth Company	$ 45,546	$ 14,166
Class K	54,208	23,929
Class F	17,129	7,249
Total	$ 116,883	$ 45,344

Annual Report

9. Distributions to Shareholders - continued

Years ended November 30,	2013 A	2012
From net realized gain
Growth Company	$ 581,969	$ 768,386
Class K	394,416	341,548
Class F	110,375	87,770
Total	$ 1,086,760	$ 1,197,704

A All Class F shares were redeemed on November 19, 2013.

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2013 A	2012	2013 A	2012
Growth Company
Shares sold	29,906	34,382	$ 3,214,134	$ 3,169,434
Reinvestment of distributions	6,560	9,639	609,199	763,625
Shares redeemed	(92,101) B	(93,623)	(10,206,119) B	(8,603,690)
Net increase (decrease)	(55,635)	(49,602)	$ (6,382,786)	$ (4,670,631)
Class K
Shares sold	44,824	70,532	$ 4,751,396	$ 6,533,365
Reinvestment of distributions	4,837	4,618	448,624	365,477
Shares redeemed	(34,879)	(37,698)	(3,700,595)	(3,503,096)
Net increase (decrease)	14,782	37,452	$ 1,499,425	$ 3,395,746
Class F
Shares sold	7,178	16,425	$ 760,652	$ 1,489,905
Reinvestment of distributions	1,375	1,201	127,504	95,019
Shares redeemed	(53,394) B	(3,579)	(6,279,776) B	(339,557)
Net increase (decrease)	(44,841)	14,047	$ (5,391,620)	$ 1,245,367

A All Class F shares were redeemed on November 19, 2013.

B Amount includes in-kind redemptions (see Note 5: Redemptions In-Kind).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 14, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Growth Company Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Retail Class	01/13/14	01/10/14	$0.000	$0.703

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2013, $3,873,019,902, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of dividends distributed respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity Growth Company Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 11% means that 89% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Company Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment management expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

GCF-UANN-0114
1.786708.110

Fidelity®

Growth Strategies

Fund

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Strategies Fund	35.13%	19.81%	6.64%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund, a class of the fund, on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from Jean Park, who became Portfolio Manager of Fidelity® Growth Strategies Fund on August 1, 2013: For the year, the fund's Retail Class shares gained 35.13%, topping the 33.91% increase of the Russell Midcap® Growth Index. The biggest boost to relative performance came from stock selection, especially within health care, the real estate segment of financials and the software & services area of information technology. The top individual contributor versus the index was travel-research website TripAdvisor, which gained as the economy stabilized and personal travel picked up. Also contributing was Ireland-based specialty biopharmaceuticals company Jazz Pharmaceuticals. The stock performed well as it fended off competition from generic brands for its leading drug. In real estate, Altisource Portfolio Solutions, a non-index technology-based service provider specializing in the mortgage and real estate industry, helped as the company continued to grow with little additional capital investment. On the downside, positioning in consumer discretionary was detrimental. Avoiding Internet television network Netflix and electric vehicle manufacturer Tesla Motors were the biggest individual detractors. My predecessor and I believed these two index stocks were unattractive, based on their high valuations and negative free cash flow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Growth Strategies	.70%
Actual		$ 1,000.00	$ 1,149.60	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55
Class K	.49%
Actual		$ 1,000.00	$ 1,150.60	$ 2.64
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	1.7	0.0
Kroger Co.	1.6	0.0
Delphi Automotive PLC	1.5	0.0
Lorillard, Inc.	1.4	1.2
Mead Johnson Nutrition Co. Class A	1.4	1.1
Bed Bath & Beyond, Inc.	1.4	1.2
Affiliated Managers Group, Inc.	1.4	1.2
IntercontinentalExchange Group, Inc.	1.4	0.0
Wyndham Worldwide Corp.	1.3	1.1
AmerisourceBergen Corp.	1.3	1.5
	14.4
Top Five Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.3	23.6
Industrials	16.5	14.6
Information Technology	15.5	19.5
Health Care	15.3	16.9
Financials	9.5	8.5
Asset Allocation (% of fund's net assets)
As of November 30, 2013 *		As of May 31, 2013 **
	Stocks 99.2%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.8%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	11.7%	** Foreign investments	8.5%

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.3%
Auto Components - 2.6%
Dana Holding Corp.	635,353	$ 12,885
Delphi Automotive PLC	507,398	29,708
Tenneco, Inc. (a)	151,000	8,667
		51,260
Automobiles - 1.1%
Harley-Davidson, Inc.	306,100	20,515
Distributors - 0.9%
LKQ Corp. (a)	552,600	18,319
Hotels, Restaurants & Leisure - 4.4%
Bally Technologies, Inc. (a)	307,269	22,913
Brinker International, Inc.	265,700	12,496
Jack in the Box, Inc. (a)	342,814	16,232
Penn National Gaming, Inc. (a)	662,300	9,564
Wyndham Worldwide Corp.	370,300	26,554
		87,759
Household Durables - 1.6%
Jarden Corp. (a)	309,916	17,430
Tupperware Brands Corp.	153,900	14,057
		31,487
Internet & Catalog Retail - 1.7%
Liberty Media Corp. Interactive Series A (a)	585,000	16,427
TripAdvisor, Inc. (a)	188,700	16,666
		33,093
Media - 2.0%
DIRECTV (a)	210,000	13,883
Omnicom Group, Inc.	356,300	25,458
		39,341
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	398,000	22,149
Specialty Retail - 5.4%
Bed Bath & Beyond, Inc. (a)	347,300	27,100
Gap, Inc.	433,000	17,740
O'Reilly Automotive, Inc. (a)	200,000	24,992
PetSmart, Inc.	191,500	14,192
Ross Stores, Inc.	301,600	23,060
		107,084
Textiles, Apparel & Luxury Goods - 3.5%
Carter's, Inc.	108,000	7,632
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Hanesbrands, Inc.	294,600	$ 20,651
PVH Corp.	120,600	16,151
VF Corp.	106,600	25,006
		69,440
TOTAL CONSUMER DISCRETIONARY		480,447
CONSUMER STAPLES - 7.2%
Beverages - 1.0%
Brown-Forman Corp. Class B (non-vtg.)	103,671	7,777
Monster Beverage Corp. (a)	221,224	13,092
		20,869
Food & Staples Retailing - 1.6%
Kroger Co.	756,318	31,576
Food Products - 2.3%
Mead Johnson Nutrition Co. Class A	329,200	27,821
The Hershey Co.	119,400	11,569
The J.M. Smucker Co.	57,400	5,983
		45,373
Personal Products - 0.9%
Herbalife Ltd.	248,984	17,349
Tobacco - 1.4%
Lorillard, Inc.	550,000	28,232
TOTAL CONSUMER STAPLES		143,399
ENERGY - 4.6%
Energy Equipment & Services - 3.0%
Cameron International Corp. (a)	330,300	18,295
Dril-Quip, Inc. (a)	120,300	13,060
Oceaneering International, Inc.	234,900	18,132
Oil States International, Inc. (a)	100,000	10,235
		59,722
Oil, Gas & Consumable Fuels - 1.6%
Cabot Oil & Gas Corp.	740,836	25,522
World Fuel Services Corp.	166,553	6,396
		31,918
TOTAL ENERGY		91,640
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 9.5%
Capital Markets - 3.3%
Affiliated Managers Group, Inc. (a)	133,800	$ 26,793
FXCM, Inc. Class A (d)	966,869	16,108
Invesco Ltd.	386,140	13,457
Oaktree Capital Group LLC Class A (d)	150,000	8,358
		64,716
Consumer Finance - 0.6%
Springleaf Holdings, Inc.	563,900	11,887
Diversified Financial Services - 2.9%
IntercontinentalExchange Group, Inc.	125,600	26,789
McGraw-Hill Companies, Inc.	251,300	18,722
MSCI, Inc. Class A (a)	259,078	11,500
		57,011
Insurance - 0.5%
Axis Capital Holdings Ltd.	219,400	10,779
Real Estate Investment Trusts - 0.6%
Rayonier, Inc.	271,890	11,993
Real Estate Management & Development - 1.6%
Altisource Portfolio Solutions SA	102,800	16,549
CBRE Group, Inc. (a)	650,000	15,756
		32,305
TOTAL FINANCIALS		188,691
HEALTH CARE - 15.3%
Biotechnology - 0.4%
United Therapeutics Corp. (a)	79,700	7,357
Health Care Equipment & Supplies - 1.1%
The Cooper Companies, Inc.	159,815	21,054
Health Care Providers & Services - 6.1%
AmerisourceBergen Corp.	365,900	25,807
Cardinal Health, Inc.	180,907	11,687
CIGNA Corp.	52,370	4,580
Community Health Systems, Inc.	86,957	3,587
DaVita, Inc. (a)	326,666	19,453
HCA Holdings, Inc.	141,868	6,586
Henry Schein, Inc. (a)	108,400	12,358
Laboratory Corp. of America Holdings (a)	147,400	15,013
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	95,700	$ 10,604
Universal Health Services, Inc. Class B	147,200	12,134
		121,809
Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	397,140	21,275
Mettler-Toledo International, Inc. (a)	65,900	16,249
		37,524
Pharmaceuticals - 5.8%
Actavis PLC (a)	212,000	34,567
Endo Health Solutions, Inc. (a)(d)	254,500	17,100
Jazz Pharmaceuticals PLC (a)	166,200	19,432
Mylan, Inc. (a)	531,400	23,451
Salix Pharmaceuticals Ltd. (a)	233,200	19,778
		114,328
TOTAL HEALTH CARE		302,072
INDUSTRIALS - 16.5%
Aerospace & Defense - 3.2%
BE Aerospace, Inc. (a)	213,100	18,540
Meggitt PLC	2,453,687	20,039
TransDigm Group, Inc.	156,600	24,511
		63,090
Airlines - 2.0%
Delta Air Lines, Inc.	719,799	20,860
United Continental Holdings, Inc. (a)	471,251	18,497
		39,357
Commercial Services & Supplies - 1.2%
KAR Auction Services, Inc.	431,400	11,902
Stericycle, Inc. (a)	97,300	11,431
		23,333
Electrical Equipment - 3.8%
AMETEK, Inc.	479,000	23,576
Hubbell, Inc. Class B	119,900	12,938
Rockwell Automation, Inc.	120,673	13,706
Roper Industries, Inc.	187,300	24,293
		74,513
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 3.6%
Dover Corp.	73,815	$ 6,698
IDEX Corp.	189,568	13,522
Ingersoll-Rand PLC	300,000	21,426
Pall Corp.	33,900	2,837
Pentair Ltd.	185,900	13,147
Wabtec Corp.	201,500	13,904
		71,534
Professional Services - 0.7%
Dun & Bradstreet Corp.	115,500	13,496
Road & Rail - 0.9%
J.B. Hunt Transport Services, Inc.	250,000	18,798
Trading Companies & Distributors - 1.1%
W.W. Grainger, Inc.	88,983	22,950
TOTAL INDUSTRIALS		327,071
INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 0.6%
F5 Networks, Inc. (a)	148,300	12,199
Computers & Peripherals - 1.5%
Gaming & Leisure Properties (a)	163,600	7,545
NetApp, Inc.	273,808	11,295
SanDisk Corp.	165,200	11,258
		30,098
Electronic Equipment & Components - 1.0%
Amphenol Corp. Class A	231,400	19,669
Internet Software & Services - 1.7%
Akamai Technologies, Inc. (a)	280,700	12,553
VeriSign, Inc. (a)	366,006	20,811
		33,364
IT Services - 6.0%
Amdocs Ltd.	453,633	18,354
Fidelity National Information Services, Inc.	251,800	12,761
Fiserv, Inc. (a)	160,998	17,692
FleetCor Technologies, Inc. (a)	133,700	16,282
Genpact Ltd. (a)	675,100	12,084
NeuStar, Inc. Class A (a)	227,300	11,081
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
The Western Union Co.	858,600	$ 14,313
Total System Services, Inc.	533,200	16,556
		119,123
Semiconductors & Semiconductor Equipment - 2.5%
Altera Corp.	305,915	9,866
Avago Technologies Ltd.	261,976	11,718
Cree, Inc. (a)	275,600	15,378
Xilinx, Inc.	291,600	12,956
		49,918
Software - 2.2%
Adobe Systems, Inc. (a)	199,500	11,328
Check Point Software Technologies Ltd. (a)	129,600	8,017
Electronic Arts, Inc. (a)	6,800	151
MICROS Systems, Inc. (a)	46,600	2,503
Symantec Corp.	763,020	17,160
Workday, Inc. Class A (a)	47,100	3,879
		43,038
TOTAL INFORMATION TECHNOLOGY		307,409
MATERIALS - 6.3%
Chemicals - 3.8%
Airgas, Inc.	61,800	6,713
Celanese Corp. Class A	266,000	14,931
Eastman Chemical Co.	260,900	20,097
FMC Corp.	282,994	20,619
W.R. Grace & Co. (a)	144,800	13,905
		76,265
Containers & Packaging - 1.5%
Ball Corp.	162,300	8,112
Packaging Corp. of America	173,000	10,598
Rock-Tenn Co. Class A	122,200	11,538
		30,248
Metals & Mining - 0.2%
SunCoke Energy, Inc. (a)	131,800	2,988
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.8%
International Paper Co.	318,600	$ 14,863
TOTAL MATERIALS		124,364
TOTAL COMMON STOCKS (Cost $1,584,935)		1,965,093
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.10% (b)	12,573,199	12,573
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	14,065,500	14,066
TOTAL MONEY MARKET FUNDS (Cost $26,639)		26,639
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,611,574)		1,991,732
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(9,682)
NET ASSETS - 100%		$ 1,982,050
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 29
Fidelity Securities Lending Cash Central Fund	52
Total	$ 81
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.3%
Ireland	3.8%
Bermuda	1.8%
Bailiwick of Jersey	1.5%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $13,683) - See accompanying schedule: Unaffiliated issuers (cost $1,584,935)	$ 1,965,093
Fidelity Central Funds (cost $26,639)	26,639
Total Investments (cost $1,611,574)		$ 1,991,732
Receivable for investments sold		8,664
Receivable for fund shares sold		630
Dividends receivable		1,629
Distributions receivable from Fidelity Central Funds		3
Prepaid expenses		5
Other receivables		91
Total assets		2,002,754

Liabilities
Payable for investments purchased	$ 4,415
Payable for fund shares redeemed	1,004
Accrued management fee	667
Other affiliated payables	401
Other payables and accrued expenses	151
Collateral on securities loaned, at value	14,066
Total liabilities		20,704

Net Assets		$ 1,982,050
Net Assets consist of:
Paid in capital		$ 2,488,200
Undistributed net investment income		2,738
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(889,046)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		380,158
Net Assets		$ 1,982,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2013

Growth Strategies: Net Asset Value, offering price and redemption price per share ($1,639,721 ÷ 59,285 shares)	$ 27.66

Class K: Net Asset Value, offering price and redemption price per share ($342,329 ÷ 12,277 shares)	$ 27.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2013

Investment Income
Dividends		$ 19,337
Income from Fidelity Central Funds		81
Total income		19,418

Expenses
Management fee Basic fee	$ 10,854
Performance adjustment	(3,816)
Transfer agent fees	4,254
Accounting and security lending fees	554
Custodian fees and expenses	48
Independent trustees' compensation	10
Registration fees	43
Audit	62
Legal	13
Miscellaneous	17
Total expenses before reductions	12,039
Expense reductions	(381)	11,658
Net investment income (loss)		7,760
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	261,733
Foreign currency transactions	13
Total net realized gain (loss)		261,746
Change in net unrealized appreciation (depreciation) on: Investment securities	271,311
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		271,312
Net gain (loss)		533,058
Net increase (decrease) in net assets resulting from operations		$ 540,818

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,760	$ 2,227
Net realized gain (loss)	261,746	(104,613)
Change in net unrealized appreciation (depreciation)	271,312	238,509
Net increase (decrease) in net assets resulting from operations	540,818	136,123
Distributions to shareholders from net investment income	(6,434)	-
Distributions to shareholders from net realized gain	(1,640)	-
Total Distributions	(8,074)	-
Share transactions - net increase (decrease)	(210,205)	(293,712)
Redemption fees	100	81
Total increase (decrease) in net assets	322,639	(157,508)

Net Assets
Beginning of period	1,659,411	1,816,919
End of period (including undistributed net investment income of $2,738 and undistributed net investment income of $2,151, respectively)	$ 1,982,050	$ 1,659,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Strategies

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 19.05	$ 18.99	$ 15.28	$ 11.28
Income from Investment Operations
Net investment income (loss) B	.09	.02 E	(.04)	(.04)	(.02) F
Net realized and unrealized gain (loss)	7.10	1.49	.10	3.75	4.05
Total from investment operations	7.19	1.51	.06	3.71	4.03
Distributions from net investment income	(.07) I	-	-	-	(.03)
Distributions from net realized gain	(.02) I	-	-	-	-
Total distributions	(.09)	-	-	-	(.03)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 27.66	$ 20.56	$ 19.05	$ 18.99	$ 15.28
Total Return A	35.13%	7.93%	.32%	24.28%	35.79%
Ratios to Average Net Assets C, G
Expenses before reductions	.71%	.73%	.79%	.78%	.88%
Expenses net of fee waivers, if any	.71%	.73%	.79%	.78%	.87%
Expenses net of all reductions	.69%	.72%	.77%	.77%	.85%
Net investment income (loss)	.39%	.09% E	(.21)%	(.26)%	(.15)% F
Supplemental Data
Net assets, end of period (in millions)	$ 1,640	$ 1,385	$ 1,597	$ 1,925	$ 1,808
Portfolio turnover rate D	87%	165%	165%	116%	285%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.24)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.74	$ 19.17	$ 19.06	$ 15.29	$ 11.29
Income from Investment Operations
Net investment income (loss) B	.15	.07 F	.01	- I	.02 G
Net realized and unrealized gain (loss)	7.14	1.50	.10	3.77	4.04
Total from investment operations	7.29	1.57	.11	3.77	4.06
Distributions from net investment income	(.13) J	-	-	-	(.06)
Distributions from net realized gain	(.02) J	-	-	-	-
Total distributions	(.15)	-	-	-	(.06)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 27.88	$ 20.74	$ 19.17	$ 19.06	$ 15.29
Total Return A	35.42%	8.19%	.58%	24.66%	36.14%
Ratios to Average Net Assets C, H
Expenses before reductions	.48%	.48%	.54%	.52%	.60%
Expenses net of fee waivers, if any	.48%	.48%	.54%	.52%	.60%
Expenses net of all reductions	.46%	.47%	.53%	.51%	.58%
Net investment income (loss)	.62%	.34% F	.03%	-% E	.12% G
Supplemental Data
Net assets, end of period (in millions)	$ 342	$ 274	$ 220	$ 179	$ 120
Portfolio turnover rate D	87%	165%	165%	116%	285%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend<s>, the ratio of net investment income (loss) to average net assets would have been .25%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend<s>, the ratio of net investment income (loss) to average net assets would have been .03%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 390,512
Gross unrealized depreciation	(10,526)
Net unrealized appreciation (depreciation) on securities and other investments	$ 379,986

Tax Cost	$ 1,611,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,826
Capital loss carryforward	$ (888,874)
Net unrealized appreciation (depreciation)	$ 379,986

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (758,882)
2017	(129,992)
Total capital loss carryforward	$ (888,874)

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 8,074	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,543,044 and $1,725,467, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Strategies	$ 4,105.27
Class K	149.05
	$ 4,254

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $52. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $363 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by seventy-five dollars.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $18.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2013	2012
From net investment income
Growth Strategies	$ 4,707	$ -
Class K	1,727	-
Total	$ 6,434	$ -
From net realized gain
Growth Strategies	$ 1,370	$ -
Class K	270	-
Total	$ 1,640	$ -

Annual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2013	2012	2013	2012
Growth Strategies
Shares sold	3,564	3,848	$ 86,096	$ 77,196
Reinvestment of distributions	291	-	5,939	-
Shares redeemed	(11,957)	(20,319)	(280,489)	(407,120)
Net increase (decrease)	(8,102)	(16,471)	$ (188,454)	$ (329,924)
Class K
Shares sold	1,869	5,044	$ 44,660	$ 102,764
Reinvestment of distributions	97	-	1,997	-
Shares redeemed	(2,902)	(3,297)	(68,408)	(66,552)
Net increase (decrease)	(936)	1,747	$ (21,751)	$ 36,212

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Fidelity Growth Strategies Fund designates 100% and 89% of the dividends distributed on December 14, 2012 and December 27, 2012, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Fidelity Growth Strategies Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Growth Strategies Fund

Annual Report

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

The Fidelity Telephone Connection

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(Fidelity Investment logo)(registered trademark)
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245 Summer St., Boston, MA 02210
www.fidelity.com

FEG-UANN-0114
1.786704.110

Fidelity®

Growth Strategies

Fund -
Class K

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Class K A	35.42%	20.12%	6.79%

A The initial offering of Class K shares took place on May 9, 2008. Returns prior to May 9, 2008, are those of Fidelity® Growth Strategies Fund, the original class of the fund.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Strategies Fund - Class K on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period. The initial offering of Class K took place on May 9, 2008. See footnote A above for additional information regarding the performance of Class K.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from Jean Park, who became Portfolio Manager of Fidelity® Growth Strategies Fund on August 1, 2013: For the year, the fund's Class K shares gained 35.42%, topping the 33.91% increase of the Russell Midcap® Growth Index. The biggest boost to relative performance came from stock selection, especially within health care, the real estate segment of financials and the software & services area of information technology. The top individual contributor versus the index was travel-research website TripAdvisor, which gained as the economy stabilized and personal travel picked up. Also contributing was Ireland-based specialty biopharmaceuticals company Jazz Pharmaceuticals. The stock performed well as it fended off competition from generic brands for its leading drug. In real estate, Altisource Portfolio Solutions, a non-index technology-based service provider specializing in the mortgage and real estate industry, helped as the company continued to grow with little additional capital investment. On the downside, positioning in consumer discretionary was detrimental. Avoiding Internet television network Netflix and electric vehicle manufacturer Tesla Motors were the biggest individual detractors. My predecessor and I believed these two index stocks were unattractive, based on their high valuations and negative free cash flow.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Growth Strategies	.70%
Actual		$ 1,000.00	$ 1,149.60	$ 3.77
HypotheticalA		$ 1,000.00	$ 1,021.56	$ 3.55
Class K	.49%
Actual		$ 1,000.00	$ 1,150.60	$ 2.64
HypotheticalA		$ 1,000.00	$ 1,022.61	$ 2.48

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Actavis PLC	1.7	0.0
Kroger Co.	1.6	0.0
Delphi Automotive PLC	1.5	0.0
Lorillard, Inc.	1.4	1.2
Mead Johnson Nutrition Co. Class A	1.4	1.1
Bed Bath & Beyond, Inc.	1.4	1.2
Affiliated Managers Group, Inc.	1.4	1.2
IntercontinentalExchange Group, Inc.	1.4	0.0
Wyndham Worldwide Corp.	1.3	1.1
AmerisourceBergen Corp.	1.3	1.5
	14.4
Top Five Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	24.3	23.6
Industrials	16.5	14.6
Information Technology	15.5	19.5
Health Care	15.3	16.9
Financials	9.5	8.5
Asset Allocation (% of fund's net assets)
As of November 30, 2013 *		As of May 31, 2013 **
	Stocks 99.2%		Stocks 98.8%
	Short-Term Investments and Net Other Assets (Liabilities) 0.8%		Short-Term Investments and Net Other Assets (Liabilities) 1.2%
* Foreign investments	11.7%	** Foreign investments	8.5%

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 24.3%
Auto Components - 2.6%
Dana Holding Corp.	635,353	$ 12,885
Delphi Automotive PLC	507,398	29,708
Tenneco, Inc. (a)	151,000	8,667
		51,260
Automobiles - 1.1%
Harley-Davidson, Inc.	306,100	20,515
Distributors - 0.9%
LKQ Corp. (a)	552,600	18,319
Hotels, Restaurants & Leisure - 4.4%
Bally Technologies, Inc. (a)	307,269	22,913
Brinker International, Inc.	265,700	12,496
Jack in the Box, Inc. (a)	342,814	16,232
Penn National Gaming, Inc. (a)	662,300	9,564
Wyndham Worldwide Corp.	370,300	26,554
		87,759
Household Durables - 1.6%
Jarden Corp. (a)	309,916	17,430
Tupperware Brands Corp.	153,900	14,057
		31,487
Internet & Catalog Retail - 1.7%
Liberty Media Corp. Interactive Series A (a)	585,000	16,427
TripAdvisor, Inc. (a)	188,700	16,666
		33,093
Media - 2.0%
DIRECTV (a)	210,000	13,883
Omnicom Group, Inc.	356,300	25,458
		39,341
Multiline Retail - 1.1%
Dollar Tree, Inc. (a)	398,000	22,149
Specialty Retail - 5.4%
Bed Bath & Beyond, Inc. (a)	347,300	27,100
Gap, Inc.	433,000	17,740
O'Reilly Automotive, Inc. (a)	200,000	24,992
PetSmart, Inc.	191,500	14,192
Ross Stores, Inc.	301,600	23,060
		107,084
Textiles, Apparel & Luxury Goods - 3.5%
Carter's, Inc.	108,000	7,632
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
Hanesbrands, Inc.	294,600	$ 20,651
PVH Corp.	120,600	16,151
VF Corp.	106,600	25,006
		69,440
TOTAL CONSUMER DISCRETIONARY		480,447
CONSUMER STAPLES - 7.2%
Beverages - 1.0%
Brown-Forman Corp. Class B (non-vtg.)	103,671	7,777
Monster Beverage Corp. (a)	221,224	13,092
		20,869
Food & Staples Retailing - 1.6%
Kroger Co.	756,318	31,576
Food Products - 2.3%
Mead Johnson Nutrition Co. Class A	329,200	27,821
The Hershey Co.	119,400	11,569
The J.M. Smucker Co.	57,400	5,983
		45,373
Personal Products - 0.9%
Herbalife Ltd.	248,984	17,349
Tobacco - 1.4%
Lorillard, Inc.	550,000	28,232
TOTAL CONSUMER STAPLES		143,399
ENERGY - 4.6%
Energy Equipment & Services - 3.0%
Cameron International Corp. (a)	330,300	18,295
Dril-Quip, Inc. (a)	120,300	13,060
Oceaneering International, Inc.	234,900	18,132
Oil States International, Inc. (a)	100,000	10,235
		59,722
Oil, Gas & Consumable Fuels - 1.6%
Cabot Oil & Gas Corp.	740,836	25,522
World Fuel Services Corp.	166,553	6,396
		31,918
TOTAL ENERGY		91,640
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - 9.5%
Capital Markets - 3.3%
Affiliated Managers Group, Inc. (a)	133,800	$ 26,793
FXCM, Inc. Class A (d)	966,869	16,108
Invesco Ltd.	386,140	13,457
Oaktree Capital Group LLC Class A (d)	150,000	8,358
		64,716
Consumer Finance - 0.6%
Springleaf Holdings, Inc.	563,900	11,887
Diversified Financial Services - 2.9%
IntercontinentalExchange Group, Inc.	125,600	26,789
McGraw-Hill Companies, Inc.	251,300	18,722
MSCI, Inc. Class A (a)	259,078	11,500
		57,011
Insurance - 0.5%
Axis Capital Holdings Ltd.	219,400	10,779
Real Estate Investment Trusts - 0.6%
Rayonier, Inc.	271,890	11,993
Real Estate Management & Development - 1.6%
Altisource Portfolio Solutions SA	102,800	16,549
CBRE Group, Inc. (a)	650,000	15,756
		32,305
TOTAL FINANCIALS		188,691
HEALTH CARE - 15.3%
Biotechnology - 0.4%
United Therapeutics Corp. (a)	79,700	7,357
Health Care Equipment & Supplies - 1.1%
The Cooper Companies, Inc.	159,815	21,054
Health Care Providers & Services - 6.1%
AmerisourceBergen Corp.	365,900	25,807
Cardinal Health, Inc.	180,907	11,687
CIGNA Corp.	52,370	4,580
Community Health Systems, Inc.	86,957	3,587
DaVita, Inc. (a)	326,666	19,453
HCA Holdings, Inc.	141,868	6,586
Henry Schein, Inc. (a)	108,400	12,358
Laboratory Corp. of America Holdings (a)	147,400	15,013
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
MEDNAX, Inc. (a)	95,700	$ 10,604
Universal Health Services, Inc. Class B	147,200	12,134
		121,809
Life Sciences Tools & Services - 1.9%
Agilent Technologies, Inc.	397,140	21,275
Mettler-Toledo International, Inc. (a)	65,900	16,249
		37,524
Pharmaceuticals - 5.8%
Actavis PLC (a)	212,000	34,567
Endo Health Solutions, Inc. (a)(d)	254,500	17,100
Jazz Pharmaceuticals PLC (a)	166,200	19,432
Mylan, Inc. (a)	531,400	23,451
Salix Pharmaceuticals Ltd. (a)	233,200	19,778
		114,328
TOTAL HEALTH CARE		302,072
INDUSTRIALS - 16.5%
Aerospace & Defense - 3.2%
BE Aerospace, Inc. (a)	213,100	18,540
Meggitt PLC	2,453,687	20,039
TransDigm Group, Inc.	156,600	24,511
		63,090
Airlines - 2.0%
Delta Air Lines, Inc.	719,799	20,860
United Continental Holdings, Inc. (a)	471,251	18,497
		39,357
Commercial Services & Supplies - 1.2%
KAR Auction Services, Inc.	431,400	11,902
Stericycle, Inc. (a)	97,300	11,431
		23,333
Electrical Equipment - 3.8%
AMETEK, Inc.	479,000	23,576
Hubbell, Inc. Class B	119,900	12,938
Rockwell Automation, Inc.	120,673	13,706
Roper Industries, Inc.	187,300	24,293
		74,513
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Machinery - 3.6%
Dover Corp.	73,815	$ 6,698
IDEX Corp.	189,568	13,522
Ingersoll-Rand PLC	300,000	21,426
Pall Corp.	33,900	2,837
Pentair Ltd.	185,900	13,147
Wabtec Corp.	201,500	13,904
		71,534
Professional Services - 0.7%
Dun & Bradstreet Corp.	115,500	13,496
Road & Rail - 0.9%
J.B. Hunt Transport Services, Inc.	250,000	18,798
Trading Companies & Distributors - 1.1%
W.W. Grainger, Inc.	88,983	22,950
TOTAL INDUSTRIALS		327,071
INFORMATION TECHNOLOGY - 15.5%
Communications Equipment - 0.6%
F5 Networks, Inc. (a)	148,300	12,199
Computers & Peripherals - 1.5%
Gaming & Leisure Properties (a)	163,600	7,545
NetApp, Inc.	273,808	11,295
SanDisk Corp.	165,200	11,258
		30,098
Electronic Equipment & Components - 1.0%
Amphenol Corp. Class A	231,400	19,669
Internet Software & Services - 1.7%
Akamai Technologies, Inc. (a)	280,700	12,553
VeriSign, Inc. (a)	366,006	20,811
		33,364
IT Services - 6.0%
Amdocs Ltd.	453,633	18,354
Fidelity National Information Services, Inc.	251,800	12,761
Fiserv, Inc. (a)	160,998	17,692
FleetCor Technologies, Inc. (a)	133,700	16,282
Genpact Ltd. (a)	675,100	12,084
NeuStar, Inc. Class A (a)	227,300	11,081
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
The Western Union Co.	858,600	$ 14,313
Total System Services, Inc.	533,200	16,556
		119,123
Semiconductors & Semiconductor Equipment - 2.5%
Altera Corp.	305,915	9,866
Avago Technologies Ltd.	261,976	11,718
Cree, Inc. (a)	275,600	15,378
Xilinx, Inc.	291,600	12,956
		49,918
Software - 2.2%
Adobe Systems, Inc. (a)	199,500	11,328
Check Point Software Technologies Ltd. (a)	129,600	8,017
Electronic Arts, Inc. (a)	6,800	151
MICROS Systems, Inc. (a)	46,600	2,503
Symantec Corp.	763,020	17,160
Workday, Inc. Class A (a)	47,100	3,879
		43,038
TOTAL INFORMATION TECHNOLOGY		307,409
MATERIALS - 6.3%
Chemicals - 3.8%
Airgas, Inc.	61,800	6,713
Celanese Corp. Class A	266,000	14,931
Eastman Chemical Co.	260,900	20,097
FMC Corp.	282,994	20,619
W.R. Grace & Co. (a)	144,800	13,905
		76,265
Containers & Packaging - 1.5%
Ball Corp.	162,300	8,112
Packaging Corp. of America	173,000	10,598
Rock-Tenn Co. Class A	122,200	11,538
		30,248
Metals & Mining - 0.2%
SunCoke Energy, Inc. (a)	131,800	2,988
Common Stocks - continued
	Shares	Value (000s)
MATERIALS - continued
Paper & Forest Products - 0.8%
International Paper Co.	318,600	$ 14,863
TOTAL MATERIALS		124,364
TOTAL COMMON STOCKS (Cost $1,584,935)		1,965,093
Money Market Funds - 1.3%

Fidelity Cash Central Fund, 0.10% (b)	12,573,199	12,573
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	14,065,500	14,066
TOTAL MONEY MARKET FUNDS (Cost $26,639)		26,639
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,611,574)		1,991,732
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(9,682)
NET ASSETS - 100%		$ 1,982,050
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 29
Fidelity Securities Lending Cash Central Fund	52
Total	$ 81
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	88.3%
Ireland	3.8%
Bermuda	1.8%
Bailiwick of Jersey	1.5%
United Kingdom	1.0%
Others (Individually Less Than 1%)	3.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $13,683) - See accompanying schedule: Unaffiliated issuers (cost $1,584,935)	$ 1,965,093
Fidelity Central Funds (cost $26,639)	26,639
Total Investments (cost $1,611,574)		$ 1,991,732
Receivable for investments sold		8,664
Receivable for fund shares sold		630
Dividends receivable		1,629
Distributions receivable from Fidelity Central Funds		3
Prepaid expenses		5
Other receivables		91
Total assets		2,002,754

Liabilities
Payable for investments purchased	$ 4,415
Payable for fund shares redeemed	1,004
Accrued management fee	667
Other affiliated payables	401
Other payables and accrued expenses	151
Collateral on securities loaned, at value	14,066
Total liabilities		20,704

Net Assets		$ 1,982,050
Net Assets consist of:
Paid in capital		$ 2,488,200
Undistributed net investment income		2,738
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(889,046)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		380,158
Net Assets		$ 1,982,050

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2013

Growth Strategies: Net Asset Value, offering price and redemption price per share ($1,639,721 ÷ 59,285 shares)	$ 27.66

Class K: Net Asset Value, offering price and redemption price per share ($342,329 ÷ 12,277 shares)	$ 27.88

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2013

Investment Income
Dividends		$ 19,337
Income from Fidelity Central Funds		81
Total income		19,418

Expenses
Management fee Basic fee	$ 10,854
Performance adjustment	(3,816)
Transfer agent fees	4,254
Accounting and security lending fees	554
Custodian fees and expenses	48
Independent trustees' compensation	10
Registration fees	43
Audit	62
Legal	13
Miscellaneous	17
Total expenses before reductions	12,039
Expense reductions	(381)	11,658
Net investment income (loss)		7,760
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	261,733
Foreign currency transactions	13
Total net realized gain (loss)		261,746
Change in net unrealized appreciation (depreciation) on: Investment securities	271,311
Assets and liabilities in foreign currencies	1
Total change in net unrealized appreciation (depreciation)		271,312
Net gain (loss)		533,058
Net increase (decrease) in net assets resulting from operations		$ 540,818

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,760	$ 2,227
Net realized gain (loss)	261,746	(104,613)
Change in net unrealized appreciation (depreciation)	271,312	238,509
Net increase (decrease) in net assets resulting from operations	540,818	136,123
Distributions to shareholders from net investment income	(6,434)	-
Distributions to shareholders from net realized gain	(1,640)	-
Total Distributions	(8,074)	-
Share transactions - net increase (decrease)	(210,205)	(293,712)
Redemption fees	100	81
Total increase (decrease) in net assets	322,639	(157,508)

Net Assets
Beginning of period	1,659,411	1,816,919
End of period (including undistributed net investment income of $2,738 and undistributed net investment income of $2,151, respectively)	$ 1,982,050	$ 1,659,411

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Strategies

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.56	$ 19.05	$ 18.99	$ 15.28	$ 11.28
Income from Investment Operations
Net investment income (loss) B	.09	.02 E	(.04)	(.04)	(.02) F
Net realized and unrealized gain (loss)	7.10	1.49	.10	3.75	4.05
Total from investment operations	7.19	1.51	.06	3.71	4.03
Distributions from net investment income	(.07) I	-	-	-	(.03)
Distributions from net realized gain	(.02) I	-	-	-	-
Total distributions	(.09)	-	-	-	(.03)
Redemption fees added to paid in capital B, H	-	-	-	-	-
Net asset value, end of period	$ 27.66	$ 20.56	$ 19.05	$ 18.99	$ 15.28
Total Return A	35.13%	7.93%	.32%	24.28%	35.79%
Ratios to Average Net Assets C, G
Expenses before reductions	.71%	.73%	.79%	.78%	.88%
Expenses net of fee waivers, if any	.71%	.73%	.79%	.78%	.87%
Expenses net of all reductions	.69%	.72%	.77%	.77%	.85%
Net investment income (loss)	.39%	.09% E	(.21)%	(.26)%	(.15)% F
Supplemental Data
Net assets, end of period (in millions)	$ 1,640	$ 1,385	$ 1,597	$ 1,925	$ 1,808
Portfolio turnover rate D	87%	165%	165%	116%	285%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .00%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.24)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class K

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 20.74	$ 19.17	$ 19.06	$ 15.29	$ 11.29
Income from Investment Operations
Net investment income (loss) B	.15	.07 F	.01	- I	.02 G
Net realized and unrealized gain (loss)	7.14	1.50	.10	3.77	4.04
Total from investment operations	7.29	1.57	.11	3.77	4.06
Distributions from net investment income	(.13) J	-	-	-	(.06)
Distributions from net realized gain	(.02) J	-	-	-	-
Total distributions	(.15)	-	-	-	(.06)
Redemption fees added to paid in capital B, I	-	-	-	-	-
Net asset value, end of period	$ 27.88	$ 20.74	$ 19.17	$ 19.06	$ 15.29
Total Return A	35.42%	8.19%	.58%	24.66%	36.14%
Ratios to Average Net Assets C, H
Expenses before reductions	.48%	.48%	.54%	.52%	.60%
Expenses net of fee waivers, if any	.48%	.48%	.54%	.52%	.60%
Expenses net of all reductions	.46%	.47%	.53%	.51%	.58%
Net investment income (loss)	.62%	.34% F	.03%	-% E	.12% G
Supplemental Data
Net assets, end of period (in millions)	$ 342	$ 274	$ 220	$ 179	$ 120
Portfolio turnover rate D	87%	165%	165%	116%	285%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Amount represents less than .01%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend<s>, the ratio of net investment income (loss) to average net assets would have been .25%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.01 per share. Excluding this non-recurring dividend<s>, the ratio of net investment income (loss) to average net assets would have been .03%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity® Growth Strategies Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Growth Strategies and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds ,including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 390,512
Gross unrealized depreciation	(10,526)
Net unrealized appreciation (depreciation) on securities and other investments	$ 379,986

Tax Cost	$ 1,611,746

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,826
Capital loss carryforward	$ (888,874)
Net unrealized appreciation (depreciation)	$ 379,986

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (758,882)
2017	(129,992)
Total capital loss carryforward	$ (888,874)

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 8,074	$ -

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,543,044 and $1,725,467, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Growth Strategies as compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .39% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Strategies. FIIOC receives an asset-based fee of Class K's average

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Growth Strategies	$ 4,105.27
Class K	149.05
	$ 4,254

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $27 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $52. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $363 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by seventy-five dollars.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $18.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended November 30,	2013	2012
From net investment income
Growth Strategies	$ 4,707	$ -
Class K	1,727	-
Total	$ 6,434	$ -
From net realized gain
Growth Strategies	$ 1,370	$ -
Class K	270	-
Total	$ 1,640	$ -

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended November 30,	2013	2012	2013	2012
Growth Strategies
Shares sold	3,564	3,848	$ 86,096	$ 77,196
Reinvestment of distributions	291	-	5,939	-
Shares redeemed	(11,957)	(20,319)	(280,489)	(407,120)
Net increase (decrease)	(8,102)	(16,471)	$ (188,454)	$ (329,924)
Class K
Shares sold	1,869	5,044	$ 44,660	$ 102,764
Reinvestment of distributions	97	-	1,997	-
Shares redeemed	(2,902)	(3,297)	(68,408)	(66,552)
Net increase (decrease)	(936)	1,747	$ (21,751)	$ 36,212

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Growth Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Growth Strategies Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Growth Strategies Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 13, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class K designates 75% and 89% of the dividends distributed on December 14, 2012 and December 27, 2012, respectively, as qualifying for the dividends-received deduction for corporate shareholders.

Class K designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Strategies Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved.  In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following:  general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Fidelity Growth Strategies Fund

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has discussed with FMR the fund's underperformance (based on the December 31, 2012 data presented herein) and has engaged with FMR to consider what steps might be taken to remediate the fund's underperformance. The Board noted that the fund's performance has improved for more recent periods.

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Growth Strategies Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2012.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Annual Report

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, Illinois

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

FEG-K-UANN-0114
1.863025.105

Fidelity®

New Millennium Fund®

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	34.78%	22.18%	9.10%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 2003. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: With the current bull run nearing the five-year mark, equity benchmarks ripped up old records during the 12 months ending November 30, 2013. Gains were fueled by strengthening U.S. economic data, as well as generally improving economies and accommodative monetary policies worldwide. The broad S&P 500® Index reached new peaks in its 30.30% climb for the period, and the blue-chip Dow Jones Industrial AverageSM surpassed historic milestones en route to a 26.63% gain. The Nasdaq Composite Index®, up 36.73% amid a resurgence in growth-oriented stocks, closed above 4,000 for the first time since 2000. Shedding anxiety over the 2012 U.S. presidential election - and apparently confident that the federal debt-ceiling debate would be resolved - markets rose from period start through late May. News that the U.S. Federal Reserve was considering an end to its stimulative bond-buying kept stocks in flux over the summer but, by September, the Fed had set aside any imminent tapering. Despite jitters over a potential U.S. military strike in Syria and, later, an October budget impasse that briefly shuttered the federal government, volatility was subdued heading into the holidays, with investor optimism helping many markets home in on all-time highs at period end. Elsewhere, non-U.S. developed-market equities saw similar results, with the MSCI® EAFE® Index adding 24.97%.

Comments from John Roth, Portfolio Manager of Fidelity® New Millennium Fund®: For the year, the fund gained 34.78%, handily outpacing the S&P 500®. Versus the index, not owning Apple was by far the biggest individual contributor to performance, as shares of the tech giant and index component declined amid slowing growth of its iPhone® smartphones and intensified competition. Elsewhere, Tesla Motors was a standout. The firm's battery technology allows it to make electric cars at a lower cost than any of its competitors, while at the same time providing more distance on a single charge. Shares took off in May when the automaker received rave reviews for its first electric luxury vehicle, the Model S. The firm ramped up production to meet growing demand, which helped it move into profitability. Lastly, shares of Radian Group posted a strong gain as the company's book of business increased and investors came to view the industry's regulatory landscape as improving. On the flip side, the fund's stake in Acacia Research, which purchases and protects patent rights for various clients, detracted. The stock lagged for most of the period and then plummeted in October after third-quarter results fell short of Wall Street's expectations. Additionally, the fund's small cash stake hurt in an up market and its foreign holdings detracted overall, due in part to currency fluctuations. Some of the names I've mentioned were not a part of the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value June 1, 2013	Ending Account Value November 30, 2013	Expenses Paid During Period* June 1, 2013 to November 30, 2013
Actual	.89%	$ 1,000.00	$ 1,138.60	$ 4.77
Hypothetical A		$ 1,000.00	$ 1,020.61	$ 4.51

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Google, Inc. Class A	2.7	2.7
Microsoft Corp.	2.6	1.9
Wells Fargo & Co.	2.4	2.7
American International Group, Inc.	2.2	2.4
JPMorgan Chase & Co.	2.1	1.9
General Electric Co.	2.0	2.1
Bank of America Corp.	1.8	0.7
Visa, Inc. Class A	1.6	1.7
Schlumberger Ltd.	1.6	1.4
Citigroup, Inc.	1.6	1.7
	20.6
Top Five Market Sectors as of November 30, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.3	20.3
Financials	20.0	22.1
Health Care	13.6	16.7
Industrials	13.0	12.7
Consumer Discretionary	12.5	11.4
Asset Allocation (% of fund's net assets)
As of November 30, 2013*		As of May 31, 2013**
	Stocks 94.8%		Stocks 98.4%
	Bonds 0.0%†		Bonds 0.0%†
	Convertible Securities 0.1%		Convertible Securities 0.2%
	Other 0.3%		Other 0.3%
	Short-Term Investments and Net Other Assets (Liabilities) 4.8%		Short-Term Investments and Net Other Assets (Liabilities) 1.1%
* Foreign investments	14.2%	** Foreign investments	11.5%

† Amount represents less than 0.1%

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 12.5%
Auto Components - 0.8%
Johnson Controls, Inc.	251,000	$ 12,678
Tenneco, Inc. (a)	150,000	8,610
		21,288
Automobiles - 1.5%
Tesla Motors, Inc. (a)(d)	342,300	43,568
Distributors - 0.4%
Pool Corp.	172,300	9,656
Diversified Consumer Services - 0.3%
H&R Block, Inc.	325,000	9,064
Hotels, Restaurants & Leisure - 2.8%
Arcos Dorados Holdings, Inc. Class A (d)	648,700	7,914
Domino's Pizza, Inc.	119,900	8,289
Jubilant Foodworks Ltd. (a)	363,829	7,655
Starbucks Corp.	223,700	18,223
Yum! Brands, Inc.	477,200	37,069
		79,150
Household Durables - 0.3%
D.R. Horton, Inc.	224,300	4,459
Toll Brothers, Inc. (a)	140,800	4,801
		9,260
Internet & Catalog Retail - 0.5%
Liberty Media Corp. Interactive Series A (a)	250,000	7,020
Rakuten, Inc.	477,800	7,341
zulily, Inc.	8,900	311
		14,672
Leisure Equipment & Products - 0.4%
New Academy Holding Co. LLC unit (f)(g)	66,000	11,933
Media - 3.0%
Comcast Corp. Class A	734,900	36,649
Legend Pictures LLC (f)(g)	1,010	1,821
The Walt Disney Co.	481,200	33,944
Viacom, Inc. Class B (non-vtg.)	153,500	12,306
		84,720
Specialty Retail - 1.2%
Cabela's, Inc. Class A (a)	254,300	15,576
PT ACE Hardware Indonesia Tbk	65,168,000	3,759
Common Stocks - continued
	Shares	Value (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Sally Beauty Holdings, Inc. (a)	346,400	$ 9,748
Tile Shop Holdings, Inc. (a)	250,000	4,188
		33,271
Textiles, Apparel & Luxury Goods - 1.3%
Brunello Cucinelli SpA (d)	622,300	21,731
Hanesbrands, Inc.	218,300	15,303
		37,034
TOTAL CONSUMER DISCRETIONARY		353,616
CONSUMER STAPLES - 5.2%
Beverages - 0.8%
Beam, Inc.	129,700	8,759
Constellation Brands, Inc. Class A (sub. vtg.) (a)	213,200	15,011
		23,770
Food & Staples Retailing - 2.3%
CVS Caremark Corp.	403,300	27,005
Kroger Co.	250,100	10,442
Masan Consumer Corp. unit (f)(g)	125,000	11,250
Walgreen Co.	293,100	17,352
		66,049
Food Products - 1.0%
Amira Nature Foods Ltd. (a)(d)	691,800	10,965
Associated British Foods PLC	200,000	7,504
The Hershey Co.	106,800	10,348
		28,817
Household Products - 0.2%
LG Household & Health Care Ltd.	8,117	4,173
Personal Products - 0.4%
Prestige Brands Holdings, Inc. (a)	300,000	10,572
Tobacco - 0.5%
Japan Tobacco, Inc.	385,700	13,027
TOTAL CONSUMER STAPLES		146,408
ENERGY - 5.8%
Energy Equipment & Services - 2.3%
Diamond Offshore Drilling, Inc. (d)	141,500	8,497
Common Stocks - continued
	Shares	Value (000s)
ENERGY - continued
Energy Equipment & Services - continued
Helmerich & Payne, Inc.	158,300	$ 12,189
Schlumberger Ltd.	517,200	45,731
		66,417
Oil, Gas & Consumable Fuels - 3.5%
Anadarko Petroleum Corp.	185,800	16,503
Cabot Oil & Gas Corp.	496,200	17,094
Concho Resources, Inc. (a)	81,100	8,429
EOG Resources, Inc.	151,800	25,047
EQT Corp.	131,600	11,200
EV Energy Partners LP	144,600	4,728
Noble Energy, Inc.	109,600	7,698
Southwestern Energy Co. (a)	212,800	8,227
		98,926
TOTAL ENERGY		165,343
FINANCIALS - 20.0%
Capital Markets - 1.3%
Apollo Investment Corp.	934,477	8,429
Artisan Partners Asset Management, Inc.	137,180	8,467
Charles Schwab Corp.	376,900	9,227
KKR & Co. LP	402,800	9,558
		35,681
Commercial Banks - 3.3%
First Republic Bank	348,600	17,813
FirstMerit Corp.	349,400	8,022
Wells Fargo & Co.	1,561,500	68,737
		94,572
Consumer Finance - 1.0%
American Express Co.	328,800	28,211
Diversified Financial Services - 6.0%
Bank of America Corp.	3,244,900	51,334
Citigroup, Inc.	851,100	45,040
JPMorgan Chase & Co.	1,021,800	58,467
KKR Financial Holdings LLC	1,450,400	13,895
		168,736
Insurance - 6.1%
AIA Group Ltd.	3,299,400	16,726
American International Group, Inc.	1,242,800	61,829
Common Stocks - continued
	Shares	Value (000s)
FINANCIALS - continued
Insurance - continued
Arch Capital Group Ltd. (a)	248,700	$ 14,631
Assured Guaranty Ltd.	795,100	18,669
Fairfax Financial Holdings Ltd. (sub. vtg.)	16,900	6,509
Fidelity National Financial, Inc. Class A	315,000	9,157
MetLife, Inc.	575,400	30,030
The Chubb Corp.	167,400	16,146
		173,697
Real Estate Investment Trusts - 0.2%
Aviv REIT, Inc.	200,000	5,140
Real Estate Management & Development - 0.5%
Realogy Holdings Corp. (a)	295,700	14,013
Thrifts & Mortgage Finance - 1.6%
MGIC Investment Corp. (a)	1,967,300	15,955
Radian Group, Inc. (d)	2,028,423	28,925
		44,880
TOTAL FINANCIALS		564,930
HEALTH CARE - 13.6%
Biotechnology - 3.1%
Amgen, Inc.	254,380	29,020
BioMarin Pharmaceutical, Inc. (a)	104,500	7,355
Cubist Pharmaceuticals, Inc. rights (a)	437,900	723
Gentium SpA sponsored ADR (a)	330,900	17,941
Infinity Pharmaceuticals, Inc. (a)	241,800	3,533
Neurocrine Biosciences, Inc. (a)	695,370	6,829
Novavax, Inc. (a)	2,159,200	8,032
Synageva BioPharma Corp. (a)	115,582	6,982
Theravance, Inc. (a)	176,800	6,676
		87,091
Health Care Equipment & Supplies - 2.5%
Align Technology, Inc. (a)	505,900	27,642
Boston Scientific Corp. (a)	684,400	7,925
Covidien PLC	173,400	11,836
HeartWare International, Inc. (a)	239,150	23,054
		70,457
Health Care Providers & Services - 2.8%
Amplifon SpA	1,040,750	5,586
Brookdale Senior Living, Inc. (a)	1,047,800	30,554
Common Stocks - continued
	Shares	Value (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Capital Senior Living Corp. (a)	583,800	$ 13,036
Corvel Corp. (a)	200,000	9,258
Emeritus Corp. (a)	200,915	4,523
Henry Schein, Inc. (a)	109,500	12,483
Qualicorp SA (a)	511,000	4,777
		80,217
Health Care Technology - 0.4%
HealthStream, Inc. (a)	200,000	6,728
Veeva Systems, Inc. Class A (d)	152,500	6,175
		12,903
Life Sciences Tools & Services - 1.7%
Eurofins Scientific SA	106,400	27,245
Illumina, Inc. (a)(d)	202,300	19,825
		47,070
Pharmaceuticals - 3.1%
Actavis PLC (a)	110,600	18,036
Eli Lilly & Co.	424,700	21,328
Endo Health Solutions, Inc. (a)(d)	142,100	9,548
Impax Laboratories, Inc. (a)	237,800	5,717
Merck & Co., Inc.	654,200	32,599
		87,228
TOTAL HEALTH CARE		384,966
INDUSTRIALS - 13.0%
Aerospace & Defense - 2.7%
Esterline Technologies Corp. (a)	100,000	8,802
KEYW Holding Corp. (a)(d)	1,477,438	18,305
Precision Castparts Corp.	53,300	13,775
Teledyne Technologies, Inc. (a)	77,700	7,205
Textron, Inc.	373,800	12,421
TransDigm Group, Inc.	104,800	16,403
		76,911
Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	112,200	6,578
Hub Group, Inc. Class A (a)	175,716	6,612
United Parcel Service, Inc. Class B	212,100	21,715
		34,905
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Airlines - 0.3%
Copa Holdings SA Class A	55,600	$ 8,419
Building Products - 0.3%
Universal Forest Products, Inc.	133,500	6,938
Commercial Services & Supplies - 1.0%
Clean Harbors, Inc. (a)	164,400	8,675
Interface, Inc.	874,900	17,542
U.S. Ecology, Inc.	86,421	3,325
		29,542
Construction & Engineering - 0.6%
Jacobs Engineering Group, Inc. (a)	131,900	7,884
MasTec, Inc. (a)	239,100	7,568
		15,452
Electrical Equipment - 1.1%
Eaton Corp. PLC	94,200	6,845
OSRAM Licht AG (a)	225,000	13,327
Rockwell Automation, Inc.	105,000	11,926
		32,098
Industrial Conglomerates - 2.0%
General Electric Co.	2,105,100	56,122
Machinery - 0.8%
Fanuc Corp.	30,300	5,099
GEA Group AG	150,000	6,992
Harmonic Drive Systems, Inc.	302,600	6,061
Proto Labs, Inc. (a)(d)	62,000	4,607
		22,759
Professional Services - 0.8%
Acacia Research Corp. (d)	507,108	7,546
Bureau Veritas SA	240,000	7,129
Michael Page International PLC	993,611	7,723
		22,398
Road & Rail - 0.9%
Kansas City Southern	209,700	25,378
Trading Companies & Distributors - 1.3%
Beacon Roofing Supply, Inc. (a)	143,000	5,317
Common Stocks - continued
	Shares	Value (000s)
INDUSTRIALS - continued
Trading Companies & Distributors - continued
Rush Enterprises, Inc. Class A (a)	287,800	$ 8,412
United Rentals, Inc. (a)(d)	318,400	21,884
		35,613
TOTAL INDUSTRIALS		366,535
INFORMATION TECHNOLOGY - 21.2%
Communications Equipment - 1.4%
Brocade Communications Systems, Inc. (a)	1,123,000	9,871
Juniper Networks, Inc. (a)	297,200	6,024
Nokia Corp. sponsored ADR (a)	2,976,300	23,989
		39,884
Computers & Peripherals - 0.4%
3D Systems Corp. (a)(d)	84,150	6,325
Stratasys Ltd. (a)	54,700	6,442
		12,767
Electronic Equipment & Components - 0.9%
Amphenol Corp. Class A	116,600	9,911
Measurement Specialties, Inc. (a)	259,400	14,355
		24,266
Internet Software & Services - 4.4%
Akamai Technologies, Inc. (a)	154,500	6,909
Cornerstone OnDemand, Inc. (a)	399,700	20,153
Demandware, Inc. (a)	183,800	10,416
Google, Inc. Class A (a)	72,000	76,289
Shutterstock, Inc. (a)	129,000	9,543
		123,310
IT Services - 7.1%
Alliance Data Systems Corp. (a)	32,700	7,922
Cognizant Technology Solutions Corp. Class A (a)	172,600	16,205
Fidelity National Information Services, Inc.	425,500	21,564
Fiserv, Inc. (a)	103,800	11,407
FleetCor Technologies, Inc. (a)	178,000	21,677
IBM Corp.	242,500	43,572
Paychex, Inc.	408,800	17,877
Total System Services, Inc.	484,300	15,038
Visa, Inc. Class A	225,000	45,779
		201,041
Common Stocks - continued
	Shares	Value (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 1.3%
Broadcom Corp. Class A	250,000	$ 6,673
GT Advanced Technologies, Inc. (a)(d)	1,603,600	15,731
SunEdison, Inc. (a)	1,049,900	13,344
		35,748
Software - 5.7%
Aspen Technology, Inc. (a)	288,900	11,420
Callidus Software, Inc. (a)	701,300	7,658
Citrix Systems, Inc. (a)	119,400	7,083
Concur Technologies, Inc. (a)(d)	301,200	29,244
MICROS Systems, Inc. (a)(d)	112,800	6,060
Microsoft Corp.	1,930,100	73,595
Nuance Communications, Inc. (a)(d)	688,600	9,310
Red Hat, Inc. (a)	141,000	6,606
ServiceNow, Inc. (a)	210,200	11,164
Trion World Network, Inc.:
warrants 8/10/17 (a)(g)	28,652	0
warrants 10/3/18 (a)(g)	41,940	0
		162,140
TOTAL INFORMATION TECHNOLOGY		599,156
MATERIALS - 1.9%
Chemicals - 1.9%
Airgas, Inc.	110,100	11,960
Eastman Chemical Co.	134,400	10,353
Monsanto Co.	152,200	17,249
Praxair, Inc.	114,600	14,469
		54,031
TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.3%
TW Telecom, Inc. (a)	327,200	9,266
Common Stocks - continued
	Shares	Value (000s)
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - 1.2%
RingCentral, Inc.	365,600	$ 5,802
Vodafone Group PLC sponsored ADR	705,900	26,182
		31,984
TOTAL TELECOMMUNICATION SERVICES		41,250
UTILITIES - 0.1%
Multi-Utilities - 0.1%
YTL Corp. Bhd	7,943,316	3,991
TOTAL COMMON STOCKS (Cost $1,853,906)		2,680,226
Convertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. Series M-1, 8.00% (a)(g)	128,191	655
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
Trion World Network, Inc.:
8.00% (a)(g)	76,875	139
Series C, 8.00% (a)(g)	910,747	1,648
Series C-1, 8.00% (a)(g)	71,630	130
		1,917
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $8,517)		2,572
Corporate Bonds - 0.0%
	Principal Amount (000s)
Convertible Bonds - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
Trion World Network, Inc. 15% 10/10/15 pay-in-kind (g)	$ 260	260
Corporate Bonds - continued
	Principal Amount (000s)	Value (000s)
Nonconvertible Bonds - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
Glam Media, Inc. 9% 12/2/13 (g)	$ 281	$ 281
TOTAL CORPORATE BONDS (Cost $541)		541
Other - 0.3%

ENERGY - 0.3%
Oil, Gas & Consumable Fuels - 0.3%
EQTY ER Holdings, LLC 12% 1/28/18 (e)(g)(h)	4,520	4,520
	Shares
EQTY ER Holdings, LLC (e)(g)(h)	2,260,000	2,260
TOTAL OTHER (Cost $6,780)	6,780
Money Market Funds - 9.9%

Fidelity Cash Central Fund, 0.10% (b)	137,780,770	137,781
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	143,424,792	143,425
TOTAL MONEY MARKET FUNDS (Cost $281,206)		281,206
TOTAL INVESTMENT PORTFOLIO - 105.1% (Cost $2,150,950)		2,971,325
NET OTHER ASSETS (LIABILITIES) - (5.1)%		(144,831)
NET ASSETS - 100%		$ 2,826,494
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company
(f) Investment owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $34,897,000 or 1.2% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
EQTY ER Holdings, LLC 12% 1/28/18	1/29/13	$ 4,520
EQTY ER Holdings, LLC	1/29/13	$ 2,260
Glam Media, Inc. Series M-1, 8.00%	3/19/08	$ 2,344
Glam Media, Inc. 9% 12/2/13	12/2/11	$ 281
Security	Acquisition Date	Acquisition Cost (000s)
Legend Pictures LLC	9/23/10 - 12/18/12	$ 1,103
Masan Consumer Corp. unit	4/3/13	$ 12,620
New Academy Holding Co. LLC unit	8/1/11	$ 6,956
Trion World Network, Inc. warrants 8/10/17	8/10/10	$ 0
Trion World Network, Inc. warrants 10/3/18	10/10/13	$ 0
Trion World Network, Inc. 8.00%	3/20/13	$ 404
Trion World Network, Inc. Series C, 8.00%	8/22/08	$ 5,001
Trion World Network, Inc. Series C-1, 8.00%	8/10/10	$ 393
Trion World Network, Inc. 15% 10/10/15 pay-in-kind	10/10/13	$ 260
(h) Investments represent a non-operating interest in oil and gas wells through an entity owned by the fund that is treated as a corporation for U.S. tax purposes.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 83
Fidelity Securities Lending Cash Central Fund	665
Total	$ 748
Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:
Affiliate (Amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
EQTY ER Holdings, LLC 12% 1/28/18	$ -	$ 4,520	$ -	$ -	$ 4,520
EQTY ER Holdings, LLC	-	2,260	-	-	2,260
Total	$ -	$ 6,780	$ -	$ -	$ 6,780
Other Information

The following is a summary of the inputs used, as of November 30, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 354,271	$ 339,862	$ -	$ 14,409
Consumer Staples	146,408	135,158	-	11,250
Energy	165,343	165,343	-	-
Financials	564,930	564,930	-	-
Health Care	384,966	384,966	-	-
Industrials	366,535	366,535	-	-
Information Technology	601,073	599,156	-	1,917
Materials	54,031	54,031	-	-
Telecommunication Services	41,250	41,250	-	-
Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Utilities	$ 3,991	$ 3,991	$ -	$ -
Corporate Bonds	541	-	-	541
Other/Energy	6,780	-	-	6,780
Money Market Funds	281,206	281,206	-	-
Total Investments in Securities:	$ 2,971,325	$ 2,936,428	$ -	$ 34,897
Valuation Inputs at Reporting Date:
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
(Amounts in thousands)
Investments in Securities:
Beginning Balance	$ 14,306
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(55)
Cost of Purchases	21,021
Proceeds of Sales	(375)
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 34,897
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at November 30, 2013	$ (55)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	85.8%
Curacao	1.6%
Italy	1.6%
United Kingdom	1.5%
Ireland	1.2%
Japan	1.2%
Bermuda	1.1%
Luxembourg	1.0%
Others (Individually Less Than 1%)	5.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $140,005) - See accompanying schedule: Unaffiliated issuers (cost $1,862,964)	$ 2,683,339
Fidelity Central Funds (cost $281,206)	281,206
Other affiliated issuers (cost $6,780)	6,780
Total Investments (cost $2,150,950)		$ 2,971,325
Receivable for fund shares sold		3,981
Dividends receivable		3,357
Interest receivable		56
Distributions receivable from Fidelity Central Funds		68
Prepaid expenses		7
Other receivables		4
Total assets		2,978,798

Liabilities
Payable for investments purchased	$ 5,279
Payable for fund shares redeemed	1,524
Accrued management fee	1,547
Other affiliated payables	407
Other payables and accrued expenses	122
Collateral on securities loaned, at value	143,425
Total liabilities		152,304

Net Assets		$ 2,826,494
Net Assets consist of:
Paid in capital		$ 1,863,463
Undistributed net investment income		9,701
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		133,020
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		820,310
Net Assets, for 70,387 shares outstanding		$ 2,826,494
Net Asset Value, offering price and redemption price per share ($2,826,494 ÷ 70,387 shares)		$ 40.16

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended November 30, 2013

Investment Income
Dividends		$ 34,683
Interest		26
Income from Fidelity Central Funds		748
Total income		35,457

Expenses
Management fee Basic fee	$ 14,119
Performance adjustment	1,821
Transfer agent fees	3,711
Accounting and security lending fees	716
Custodian fees and expenses	70
Independent trustees' compensation	13
Registration fees	75
Audit	78
Legal	8
Interest	1
Miscellaneous	20
Total expenses before reductions	20,632
Expense reductions	(356)	20,276
Net investment income (loss)		15,181
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	171,535
Foreign currency transactions	(157)
Total net realized gain (loss)		171,378
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $14)	503,369
Assets and liabilities in foreign currencies	(10)
Total change in net unrealized appreciation (depreciation)		503,359
Net gain (loss)		674,737
Net increase (decrease) in net assets resulting from operations		$ 689,918

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2013	Year ended November 30, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 15,181	$ 20,132
Net realized gain (loss)	171,378	172,614
Change in net unrealized appreciation (depreciation)	503,359	64,610
Net increase (decrease) in net assets resulting from operations	689,918	257,356
Distributions to shareholders from net investment income	(22,494)	(7,984)
Distributions to shareholders from net realized gain	(162,179)	(50,273)
Total distributions	(184,673)	(58,257)
Share transactions Proceeds from sales of shares	651,639	335,021
Reinvestment of distributions	177,260	55,359
Cost of shares redeemed	(508,175)	(368,705)
Net increase (decrease) in net assets resulting from share transactions	320,724	21,675
Total increase (decrease) in net assets	825,969	220,774

Net Assets
Beginning of period	2,000,525	1,779,751
End of period (including undistributed net investment income of $9,701 and undistributed net investment income of $18,044, respectively)	$ 2,826,494	$ 2,000,525
Other Information Shares
Sold	18,244	10,655
Issued in reinvestment of distributions	5,939	1,969
Redeemed	(14,728)	(11,753)
Net increase (decrease)	9,455	871

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 32.83	$ 29.63	$ 27.36	$ 23.58	$ 17.09
Income from Investment Operations
Net investment income (loss) B	.23	.32	.12	.04	.09
Net realized and unrealized gain (loss)	10.14	3.85	2.30	3.86	6.51
Total from investment operations	10.37	4.17	2.42	3.90	6.60
Distributions from net investment income	(.37)	(.13)	(.03)	(.09)	(.09)
Distributions from net realized gain	(2.67)	(.84)	(.12)	(.03)	(.02)
Total distributions	(3.04)	(.97)	(.15)	(.12)	(.11)
Net asset value, end of period	$ 40.16	$ 32.83	$ 29.63	$ 27.36	$ 23.58
Total Return A	34.78%	14.63%	8.86%	16.58%	38.86%
Ratios to Average Net Assets C,E
Expenses before reductions	.88%	.96%	1.00%	1.04%	1.05%
Expenses net of fee waivers, if any	.88%	.96%	1.00%	1.04%	1.05%
Expenses net of all reductions	.87%	.96%	.99%	1.03%	1.03%
Net investment income (loss)	.65%	1.02%	.41%	.16%	.44%
Supplemental Data
Net assets, end of period (in millions)	$ 2,826	$ 2,001	$ 1,780	$ 1,782	$ 1,618
Portfolio turnover rate D	49%	71%	69%	72%	125%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

(Amounts in thousands except percentages)

1. Organization.

Fidelity New Millennium Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. For equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using

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3. Significant Accounting Policies - continued

Investment Valuation - continued

the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 11/30/13 (000s)	Valuation Technique(s)	Unobservable Input	Amount or Range / Weighted Average	Impact to Valuation from an Increase in Input*
Common Stock	$ 25,004	Discounted cash flow	Discount rate	20.0%	Decrease
		Market comparable	EV/EBITDA multiple	8.0 - 17.3 / 10.1	Increase
			Price-to-earnings multiple	14.0	Increase
Corporate Bonds	$ 541	Market comparable	Transaction price	$100.00	Increase
Other/Energy	$ 6,780	Market comparable	Transaction price	$1.00	Increase
Preferred Convertible Stock	$ 2,572	Market comparable	Transaction price	$5.11	Increase
			EV/EBITDA multiple	8.0	Increase

* Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Valuation - continued

November 30, 2013, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis

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3. Significant Accounting Policies - continued

Expenses - continued

of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 838,091
Gross unrealized depreciation	(35,200)
Net unrealized appreciation (depreciation) on securities and other investments	$ 802,891

Tax Cost	$ 2,168,434

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 10,155
Undistributed long-term capital gain	$ 150,504
Net unrealized appreciation (depreciation)	$ 802,879

The tax character of distributions paid was as follows:

	November 30, 2013	November 30, 2012
Ordinary Income	$ 32,283	$ 11,466
Long-term Capital Gains	152,390	46,791
Total	$ 184,673	$ 58,257

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,172,568 and $1,115,249, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the Fund's relative investment performance as

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5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

compared to an appropriate benchmark index over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .68% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $34 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 14,593.40%		$ 1

Other. During the period, FMR reimbursed the Fund for certain losses in the amount of $6.

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $5 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $1,074. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $665, including $41 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount to the Fund in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $227 for the period.

In addition, the investment adviser reimbursed a portion of the Fund's operating expenses during the period in the amount of $129.

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9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

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Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Millennium Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 15, 2014

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Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

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Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

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Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of New Millennium Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

Pay Date	Record Date	Dividends	Capital Gains
12/16/2013	12/13/2013	$0.192	$1.808
01/13/2014	01/10/2014	$0.000	$0.303

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2013, $151,504,776, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 94% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 95% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2013 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is a part of the Fidelity family of funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers (together, the Investment Advisers) as it relates to the fund, including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (v) rationalizing product lines and gaining increased efficiencies through the mergers of several funds into other funds; (vi) strengthening Fidelity's index fund offerings by reducing investment minimums and adopting or lowering existing expense caps for certain funds and classes; (vii) enhancing Global Asset Allocation product offerings by launching new funds and strategies, including "open architecture" target date funds that utilize affiliated and unaffiliated sub-advisers; (viii) modifying the eligibility criteria for Institutional Class shares of Advisor funds to increase their marketability to a portion of the defined contribution plan market; (ix) creating a new low-cost retirement share class for certain Advisor funds to appeal to large retirement plans; (x) transitioning the management of certain Fidelity commodity funds to Geode Capital Management LLC, a registered commodity pool operator, while retaining administrative responsibilities for the funds; (xi) reorganizing a number of funds; and (xii) taking steps toward establishing a new Fidelity adviser to manage sector-based funds and products.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box) and 75th percentile (bottom of box) of the peer universe.

Annual Report

Fidelity New Millennium Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 18% means that 82% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Millennium Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2012. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of the fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expense ratio ranked below its competitive median for 2012.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Amendment to Description of Group Fee Rate. At its July 2013 meeting, the Board voted to approve an amendment to the fund's management contract to modify the description of the "group fee rate" effective August 1, 2013. The Board noted that under the prior description in the contract, the group fee rate was based on the average net assets of all registered investment companies with which FMR has management contracts. Under the contract's tiered asset breakpoint schedule, the group fee rate is lower as total fund assets under FMR's management increase, and higher as total fund assets under FMR's management decrease. The Board considered that the prior description would have excluded the assets of 64 Fidelity sector funds from the group fee rate calculation once Fidelity SelectCo, LLC, an affiliate of FMR, assumed management responsibilities for those funds. The Board noted that modifying the description of the group fee rate to continue to include the assets of those 64 funds for purposes of determining group fee rate breakpoints would avoid an immediate adverse impact on the group fee rate for any fund.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the potential to further rationalize the Fidelity fund lineup with the possibility of achieving savings for the funds and Fidelity; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; and (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

NMF-UANN-0114
1.786711.110

Fidelity®

Series Growth Company

Fund

Fidelity Series Growth Company
Fund

Class F

Annual Report

November 30, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity® Series Growth Company Fund or 1-800-835-5092 for Class F of the fund to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 7, 2013 to November 30, 2013). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (June 1, 2013 to November 30, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value November 30, 2013	Expenses Paid During Period
Series Growth Company	.76%
Actual		$ 1,000.00	$ 1,029.00	$ .51 C
Hypothetical A		$ 1,000.00	$ 1,021.26	$ 3.85 D
Class F	.57%
Actual		$ 1,000.00	$ 1,029.00	$ .38 C
Hypothetical A		$ 1,000.00	$ 1,022.21	$ 2.89 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 24/365 (to reflect the period November 7, 2013 to November 30, 2013).

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report

Investment Summary (Unaudited)

Top Ten Stocks as of November 30, 2013
% of fund's net assets
Google, Inc. Class A	4.6
Apple, Inc.	4.4
salesforce.com, Inc.	4.0
Regeneron Pharmaceuticals, Inc.	2.3
Facebook, Inc. Class A	1.8
Gilead Sciences, Inc.	1.6
lululemon athletica, Inc.	1.6
NVIDIA Corp.	1.6
Amazon.com, Inc.	1.6
Monsanto Co.	1.3
24.8
Top Five Market Sectors as of November 30, 2013
% of fund's net assets
Information Technology	32.2
Health Care	19.9
Consumer Discretionary	16.0
Consumer Staples	11.3
Industrials	8.0
Asset Allocation (% of fund's net assets)
As of November 30, 2013*
Stocks 99.2%
Short-Term Investments and Net Other Assets (Liabilities) 0.8%
* Foreign investments	8.6%

Annual Report

Investments November 30, 2013

Showing Percentage of Net Assets

Common Stocks - 99.2%
	Shares	Value
CONSUMER DISCRETIONARY - 16.0%
Automobiles - 0.3%
Ford Motor Co.	559,700	$ 9,559,676
General Motors Co. (a)	3,900	151,047
Tesla Motors, Inc. (a)	147,500	18,773,800
		28,484,523
Diversified Consumer Services - 0.1%
K12, Inc. (a)	497,600	10,469,504
Hotels, Restaurants & Leisure - 4.1%
Arcos Dorados Holdings, Inc. Class A	364,800	4,450,560
Buffalo Wild Wings, Inc. (a)	291,200	43,749,888
Chipotle Mexican Grill, Inc. (a)	78,800	41,280,168
Chuys Holdings, Inc. (a)	292,100	10,176,764
Dunkin' Brands Group, Inc.	535,300	26,218,994
Home Inns & Hotels Management, Inc. sponsored ADR (a)	478,600	19,206,218
Hyatt Hotels Corp. Class A (a)	211,000	10,206,070
Las Vegas Sands Corp.	346,700	24,851,456
McDonald's Corp.	530,400	51,645,048
Noodles & Co. (d)	2,700	109,701
Panera Bread Co. Class A (a)	34,500	6,102,705
Starbucks Corp.	1,017,800	82,909,988
Starwood Hotels & Resorts Worldwide, Inc.	460,900	34,327,832
Wendy's Co.	378,600	3,259,746
Yum! Brands, Inc.	346,700	26,931,656
		385,426,794
Household Durables - 0.4%
Lennar Corp. Class A	288,500	10,316,760
SodaStream International Ltd. (a)(d)	357,300	20,537,604
Tempur Sealy International, Inc. (a)	141,400	7,214,228
		38,068,592
Internet & Catalog Retail - 2.7%
Amazon.com, Inc. (a)	374,300	147,331,966
Ctrip.com International Ltd. sponsored ADR (a)	129,400	6,182,732
Groupon, Inc. Class A (a)	76,500	692,325
Netflix, Inc. (a)	45,700	16,717,060
priceline.com, Inc. (a)	63,800	76,070,654
TripAdvisor, Inc. (a)	71,600	6,323,712
		253,318,449
Media - 1.3%
Comcast Corp. Class A	1,792,700	89,401,949
Lions Gate Entertainment Corp. (a)	386,900	12,241,516
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	8,700	$ 571,677
Twenty-First Century Fox, Inc. Class A	487,600	16,329,724
		118,544,866
Multiline Retail - 0.5%
Dollar General Corp. (a)	96,500	5,494,710
Dollar Tree, Inc. (a)	194,000	10,796,100
Nordstrom, Inc.	138,000	8,584,980
Target Corp.	295,300	18,878,529
		43,754,319
Specialty Retail - 2.9%
Abercrombie & Fitch Co. Class A	221,600	7,596,448
AutoNation, Inc. (a)	181,100	8,881,144
Bed Bath & Beyond, Inc. (a)	224,200	17,494,326
Best Buy Co., Inc.	522,800	21,199,540
CarMax, Inc. (a)	614,900	30,960,215
Five Below, Inc. (a)	444,700	23,640,252
Francescas Holdings Corp. (a)	65,300	1,281,186
Home Depot, Inc.	943,500	76,112,145
L Brands, Inc.	258,700	16,812,913
Lumber Liquidators Holdings, Inc. (a)	471,800	47,505,542
Restoration Hardware Holdings, Inc.	77,600	5,858,800
Tiffany & Co., Inc.	38,800	3,458,632
Urban Outfitters, Inc. (a)	161,300	6,293,926
		267,095,069
Textiles, Apparel & Luxury Goods - 3.7%
Fifth & Pacific Companies, Inc. (a)	639,400	20,882,804
Fossil Group, Inc. (a)	170,500	21,699,535
lululemon athletica, Inc. (a)	2,133,800	148,768,536
Michael Kors Holdings Ltd. (a)	358,300	29,219,365
NIKE, Inc. Class B	756,300	59,853,582
Prada SpA	1,804,100	17,418,383
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	653,500	21,970,670
Under Armour, Inc. Class A (sub. vtg.) (a)	174,200	14,057,940
VF Corp.	55,200	12,948,816
Vince Holding Corp.	24,200	708,334
		347,527,965
TOTAL CONSUMER DISCRETIONARY		1,492,690,081
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 11.3%
Beverages - 2.4%
Beam, Inc.	63,800	$ 4,308,414
Dr. Pepper Snapple Group, Inc.	113,000	5,453,380
Monster Beverage Corp. (a)	862,100	51,019,078
PepsiCo, Inc.	594,700	50,228,362
SABMiller PLC	251,200	12,960,046
The Coca-Cola Co.	2,378,300	95,583,877
		219,553,157
Food & Staples Retailing - 1.9%
Costco Wholesale Corp.	368,900	46,271,127
CVS Caremark Corp.	217,300	14,550,408
Fresh Market, Inc. (a)	73,000	2,971,830
Kroger Co.	249,200	10,404,100
Sprouts Farmers Market LLC	200,100	7,571,784
Wal-Mart Stores, Inc.	627,400	50,825,674
Walgreen Co.	429,000	25,396,800
Whole Foods Market, Inc.	350,100	19,815,660
		177,807,383
Food Products - 3.1%
Archer Daniels Midland Co.	817,600	32,908,400
Associated British Foods PLC	266,600	10,002,928
Bunge Ltd.	804,600	64,464,552
Campbell Soup Co.	63,000	2,439,990
General Mills, Inc.	192,400	9,702,732
Green Mountain Coffee Roasters, Inc.	1,214,000	81,799,320
Kellogg Co.	166,400	10,090,496
Kraft Foods Group, Inc.	33,600	1,784,832
Mead Johnson Nutrition Co. Class A	514,200	43,455,042
Mondelez International, Inc.	100,900	3,383,177
The Hershey Co.	140,600	13,622,734
Tyson Foods, Inc. Class A	360,500	11,424,245
Want Want China Holdings Ltd.	4,830,000	7,152,279
		292,230,727
Household Products - 0.8%
Church & Dwight Co., Inc.	118,200	7,712,550
Colgate-Palmolive Co.	424,300	27,923,183
Kimberly-Clark Corp.	115,600	12,618,896
Procter & Gamble Co.	309,500	26,066,090
		74,320,719
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Personal Products - 1.2%
Avon Products, Inc.	4,100	$ 73,103
Herbalife Ltd.	1,472,700	102,617,736
Nu Skin Enterprises, Inc. Class A	91,400	11,684,576
		114,375,415
Tobacco - 1.9%
Altria Group, Inc.	1,097,900	40,600,342
Japan Tobacco, Inc.	157,300	5,312,685
Lorillard, Inc.	580,800	29,812,464
Philip Morris International, Inc.	1,137,600	97,310,304
		173,035,795
TOTAL CONSUMER STAPLES		1,051,323,196
ENERGY - 5.4%
Energy Equipment & Services - 1.2%
Carbo Ceramics, Inc.	30,200	3,715,506
FMC Technologies, Inc. (a)	319,100	15,348,710
Halliburton Co.	590,500	31,107,540
Schlumberger Ltd.	682,100	60,311,282
		110,483,038
Oil, Gas & Consumable Fuels - 4.2%
Anadarko Petroleum Corp.	395,400	35,119,428
Cabot Oil & Gas Corp.	392,400	13,518,180
Chesapeake Energy Corp.	517,500	13,905,225
Cobalt International Energy, Inc. (a)	154,400	3,432,312
Concho Resources, Inc. (a)	365,500	37,986,415
Continental Resources, Inc. (a)	538,700	57,915,637
Devon Energy Corp.	151,800	9,202,116
EOG Resources, Inc.	259,300	42,784,500
Hess Corp.	190,400	15,447,152
Kosmos Energy Ltd. (a)	395,000	4,111,950
Noble Energy, Inc.	251,500	17,665,360
Occidental Petroleum Corp.	216,700	20,577,832
PDC Energy, Inc. (a)	319,700	18,833,527
Peabody Energy Corp.	253,600	4,615,520
Pioneer Natural Resources Co.	382,900	68,060,475
Range Resources Corp.	100,700	7,819,355
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Valero Energy Corp.	257,000	$ 11,750,040
Whiting Petroleum Corp. (a)	113,800	6,873,520
		389,618,544
TOTAL ENERGY		500,101,582
FINANCIALS - 3.3%
Capital Markets - 1.3%
BlackRock, Inc. Class A	137,400	41,597,850
Charles Schwab Corp.	1,517,000	37,136,160
Evercore Partners, Inc. Class A	113,200	6,209,020
Franklin Resources, Inc.	23,300	1,290,587
ICG Group, Inc. (a)	651,100	11,192,409
Morgan Stanley	471,100	14,745,430
T. Rowe Price Group, Inc.	157,800	12,696,588
		124,868,044
Commercial Banks - 0.6%
HDFC Bank Ltd. sponsored ADR	477,800	15,853,404
PrivateBancorp, Inc.	905,400	25,106,742
Signature Bank (a)	104,700	11,124,375
Wells Fargo & Co.	151,500	6,669,030
		58,753,551
Consumer Finance - 0.8%
American Express Co.	316,100	27,121,380
Discover Financial Services	914,558	48,745,941
		75,867,321
Diversified Financial Services - 0.4%
Bank of America Corp.	528,500	8,360,870
Citigroup, Inc.	115,900	6,133,428
JPMorgan Chase & Co.	338,600	19,374,692
		33,868,990
Real Estate Investment Trusts - 0.1%
American Tower Corp.	77,800	6,050,506
Real Estate Management & Development - 0.1%
The St. Joe Co. (a)	522,600	9,270,924
TOTAL FINANCIALS		308,679,336
Common Stocks - continued
	Shares	Value
HEALTH CARE - 19.9%
Biotechnology - 13.6%
ACADIA Pharmaceuticals, Inc. (a)	523,500	$ 12,192,315
Aegerion Pharmaceuticals, Inc. (a)	35,500	2,518,015
Agios Pharmaceuticals, Inc.	102,300	1,795,365
Alexion Pharmaceuticals, Inc. (a)	905,500	112,734,750
Alkermes PLC (a)	2,366,800	95,571,384
Alnylam Pharmaceuticals, Inc. (a)	899,400	55,043,280
Amgen, Inc.	659,500	75,235,760
Array BioPharma, Inc. (a)	629,400	3,600,168
Biogen Idec, Inc. (a)	299,900	87,261,903
Bluebird Bio, Inc.	155,400	3,173,268
Celgene Corp. (a)	245,200	39,666,004
Celldex Therapeutics, Inc. (a)	426,000	11,825,760
Cepheid, Inc. (a)	525,200	23,854,584
Chimerix, Inc.	368,300	5,900,166
Clovis Oncology, Inc. (a)	446,100	26,890,908
Exelixis, Inc. (a)(d)	3,083,900	17,979,137
Gilead Sciences, Inc. (a)	2,026,300	151,587,503
Halozyme Therapeutics, Inc. (a)	326,000	4,811,760
ImmunoGen, Inc. (a)	1,447,800	21,036,534
Immunomedics, Inc. (a)	1,298,100	5,607,792
Infinity Pharmaceuticals, Inc. (a)	193,500	2,827,035
InterMune, Inc. (a)	123,900	1,713,537
Intrexon Corp. (d)	293,200	6,711,348
Ironwood Pharmaceuticals, Inc. Class A (a)	1,039,800	11,874,516
Isis Pharmaceuticals, Inc. (a)	1,957,600	75,876,576
Lexicon Pharmaceuticals, Inc. (a)	8,848,500	21,236,400
Merrimack Pharmaceuticals, Inc. (a)	1,810,900	7,134,946
Metabolix, Inc. (a)	442,600	495,712
Momenta Pharmaceuticals, Inc. (a)	285,500	5,079,045
NPS Pharmaceuticals, Inc. (a)	1,752,100	46,272,961
Prothena Corp. PLC (a)	365,300	10,312,419
Regeneron Pharmaceuticals, Inc. (a)	715,400	210,227,444
Regulus Therapeutics, Inc. (a)	703,400	4,424,386
Rigel Pharmaceuticals, Inc. (a)	1,377,400	3,663,884
Seattle Genetics, Inc. (a)	2,054,200	84,407,078
Synageva BioPharma Corp. (a)	81,900	4,947,579
Transition Therapeutics, Inc. (a)	405,800	2,345,524
Vertex Pharmaceuticals, Inc. (a)	150,500	10,447,710
		1,268,284,456
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 0.8%
Abbott Laboratories	187,400	$ 7,156,806
Align Technology, Inc. (a)	162,100	8,857,144
Baxter International, Inc.	253,600	17,358,920
DexCom, Inc. (a)	65,500	2,167,395
Genmark Diagnostics, Inc. (a)	356,500	4,242,350
Insulet Corp. (a)	731,200	27,069,024
St. Jude Medical, Inc.	143,900	8,406,638
		75,258,277
Health Care Providers & Services - 1.0%
Catamaran Corp. (a)	228,600	10,434,427
Community Health Systems, Inc.	125,000	5,156,250
Express Scripts Holding Co. (a)	163,200	10,991,520
HCA Holdings, Inc.	155,600	7,222,952
McKesson Corp.	255,300	42,351,717
Phoenix Healthcare Group Ltd. (a)	118,500	152,853
UnitedHealth Group, Inc.	151,100	11,253,928
		87,563,647
Health Care Technology - 0.7%
athenahealth, Inc. (a)	255,300	33,487,701
Cerner Corp. (a)	532,700	30,614,269
Veeva Systems, Inc. Class A	27,300	1,105,377
		65,207,347
Life Sciences Tools & Services - 0.2%
Illumina, Inc. (a)	165,600	16,228,800
Pharmaceuticals - 3.6%
AbbVie, Inc.	396,100	19,191,045
Actavis PLC (a)	101,800	16,600,526
Allergan, Inc.	386,400	37,500,120
Auxilium Pharmaceuticals, Inc. (a)	322,400	6,580,184
Bristol-Myers Squibb Co.	891,500	45,805,270
Endocyte, Inc. (a)(d)	607,100	7,005,934
Hospira, Inc. (a)	712,400	28,004,444
Jazz Pharmaceuticals PLC (a)	144,000	16,836,480
Johnson & Johnson	14,400	1,363,104
Mylan, Inc. (a)	302,700	13,358,151
Questcor Pharmaceuticals, Inc. (d)	721,400	41,848,414
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Teva Pharmaceutical Industries Ltd. sponsored ADR	121,600	$ 4,956,416
Valeant Pharmaceuticals International, Inc. (Canada) (a)	904,500	99,171,098
		338,221,186
TOTAL HEALTH CARE		1,850,763,713
INDUSTRIALS - 8.0%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	643,400	56,947,334
Lockheed Martin Corp.	199,200	28,220,664
The Boeing Co.	257,800	34,609,650
United Technologies Corp.	746,900	82,801,334
		202,578,982
Air Freight & Logistics - 0.5%
FedEx Corp.	30,200	4,188,740
United Parcel Service, Inc. Class B	383,600	39,272,968
		43,461,708
Airlines - 1.7%
Delta Air Lines, Inc.	855,900	24,803,982
JetBlue Airways Corp. (a)(d)	2,317,900	20,606,131
Ryanair Holdings PLC sponsored ADR	162,100	7,784,853
Southwest Airlines Co.	1,697,000	31,547,230
Spirit Airlines, Inc. (a)	378,700	17,370,969
United Continental Holdings, Inc. (a)	1,429,900	56,123,575
		158,236,740
Building Products - 0.0%
A.O. Smith Corp.	13,700	741,855
Construction & Engineering - 0.2%
Fluor Corp.	131,100	10,200,891
KBR, Inc.	279,400	9,452,102
		19,652,993
Electrical Equipment - 0.7%
Eaton Corp. PLC	183,700	13,347,642
Emerson Electric Co.	356,200	23,861,838
Rockwell Automation, Inc.	200,100	22,727,358
		59,936,838
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Industrial Conglomerates - 0.9%
3M Co.	364,800	$ 48,704,448
Danaher Corp.	485,500	36,315,400
		85,019,848
Machinery - 0.6%
Caterpillar, Inc.	120,700	10,211,220
Cummins, Inc.	206,100	27,279,396
Deere & Co.	140,600	11,844,144
Illinois Tool Works, Inc.	114,700	9,127,826
		58,462,586
Road & Rail - 1.2%
CSX Corp.	406,200	11,077,074
Hertz Global Holdings, Inc. (a)	25,000	606,500
Kansas City Southern	54,100	6,547,182
Union Pacific Corp.	599,400	97,126,776
		115,357,532
TOTAL INDUSTRIALS		743,449,082
INFORMATION TECHNOLOGY - 32.2%
Communications Equipment - 1.8%
F5 Networks, Inc. (a)	5,200	427,752
Infinera Corp. (a)	1,998,700	18,587,910
Palo Alto Networks, Inc. (a)	7,900	394,605
QUALCOMM, Inc.	1,603,000	117,948,740
Riverbed Technology, Inc. (a)	108,100	1,870,130
ViaSat, Inc. (a)	406,500	24,459,105
		163,688,242
Computers & Peripherals - 5.2%
3D Systems Corp. (a)(d)	192,800	14,490,848
Apple, Inc.	740,500	411,769,835
Fusion-io, Inc. (a)	1,088,700	10,930,548
NetApp, Inc.	92,200	3,803,250
SanDisk Corp.	390,700	26,626,205
Stratasys Ltd. (a)	113,800	13,402,226
		481,022,912
Electronic Equipment & Components - 0.1%
Corning, Inc.	190,200	3,248,616
Trimble Navigation Ltd. (a)	247,500	7,895,250
		11,143,866
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 8.2%
Akamai Technologies, Inc. (a)	360,500	$ 16,121,560
Baidu.com, Inc. sponsored ADR (a)	117,300	19,538,661
Demandware, Inc. (a)	230,600	13,068,102
eBay, Inc. (a)	680,000	34,353,600
Facebook, Inc. Class A (a)	3,492,400	164,177,724
Google, Inc. Class A (a)	406,500	430,723,333
LinkedIn Corp. (a)	91,600	20,521,148
Mail.Ru Group Ltd. GDR (e)	21,100	872,485
Marketo, Inc.	11,600	337,560
MercadoLibre, Inc. (d)	60,400	6,686,884
Pandora Media, Inc. (a)	289,700	8,227,480
Qihoo 360 Technology Co. Ltd. ADR (a)(d)	59,000	4,809,680
Rackspace Hosting, Inc. (a)	591,700	22,608,857
Rocket Fuel, Inc. (d)	3,500	167,090
Twitter, Inc.	71,300	2,963,941
Yahoo!, Inc. (a)	199,700	7,384,906
Yandex NV (a)	154,400	6,137,400
Youku Tudou, Inc. ADR (a)	288,000	8,115,840
		766,816,251
IT Services - 3.1%
Cognizant Technology Solutions Corp. Class A (a)	169,800	15,942,522
CoreLogic, Inc. (a)	19,500	686,985
IBM Corp.	412,300	74,082,064
MasterCard, Inc. Class A	117,600	89,471,256
QIWI PLC Class B sponsored ADR	201,500	9,426,170
Teradata Corp. (a)	7,800	355,992
Visa, Inc. Class A	506,100	102,971,106
		292,936,095
Semiconductors & Semiconductor Equipment - 4.9%
Altera Corp.	183,800	5,927,550
Applied Micro Circuits Corp. (a)	1,260,900	15,824,295
ARM Holdings PLC sponsored ADR	17,200	858,280
ASML Holding NV	151,900	14,184,422
Broadcom Corp. Class A	483,000	12,891,270
Cavium, Inc. (a)	547,500	19,819,500
Cree, Inc. (a)	1,628,300	90,859,140
Cypress Semiconductor Corp.	1,633,100	15,824,739
Intel Corp.	105,200	2,507,968
KLA-Tencor Corp.	88,000	5,620,560
Marvell Technology Group Ltd.	330,900	4,708,707
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
MaxLinear, Inc. Class A (a)	406,100	$ 3,451,850
Mellanox Technologies Ltd. (a)	406,400	15,825,216
NVIDIA Corp.	9,525,500	148,597,800
Rambus, Inc. (a)	1,976,200	16,975,558
Silicon Laboratories, Inc. (a)	763,400	29,810,770
Skyworks Solutions, Inc. (a)	280,300	7,453,177
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	473,500	8,395,155
Texas Instruments, Inc.	766,000	32,938,000
Xilinx, Inc.	144,900	6,437,907
		458,911,864
Software - 8.9%
Activision Blizzard, Inc.	1,466,700	25,241,907
Adobe Systems, Inc. (a)	535,300	30,394,334
Autodesk, Inc. (a)	130,700	5,914,175
Citrix Systems, Inc. (a)	100,000	5,932,000
Electronic Arts, Inc. (a)	631,700	14,011,106
FireEye, Inc.	59,900	2,298,363
FleetMatics Group PLC (a)	125,600	4,860,720
Guidewire Software, Inc. (a)	288,900	13,789,197
Intuit, Inc.	118,200	8,773,986
Microsoft Corp.	2,205,100	84,080,463
Nuance Communications, Inc. (a)	130,200	1,760,304
Oracle Corp.	1,210,000	42,700,900
QLIK Technologies, Inc. (a)	99,300	2,490,444
Red Hat, Inc. (a)	1,819,400	85,238,890
salesforce.com, Inc. (a)	7,104,000	370,047,360
ServiceNow, Inc. (a)	982,400	52,175,264
SolarWinds, Inc. (a)	159,500	5,333,680
Solera Holdings, Inc.	3,700	246,975
Splunk, Inc. (a)	612,800	44,219,648
Tableau Software, Inc.	14,900	976,546
TiVo, Inc. (a)	789,000	10,122,870
VMware, Inc. Class A (a)	37,500	3,023,625
Workday, Inc. Class A (a)	121,000	9,964,350
		823,597,107
TOTAL INFORMATION TECHNOLOGY		2,998,116,337
Common Stocks - continued
	Shares	Value
MATERIALS - 2.6%
Chemicals - 2.0%
Airgas, Inc.	1,800	$ 195,534
CF Industries Holdings, Inc.	73,500	15,977,430
E.I. du Pont de Nemours & Co.	261,300	16,038,594
Eastman Chemical Co.	142,300	10,961,369
Monsanto Co.	1,046,100	118,554,513
Praxair, Inc.	70,800	8,939,208
The Dow Chemical Co.	201,800	7,882,308
The Mosaic Co.	152,000	7,280,800
		185,829,756
Metals & Mining - 0.6%
Anglo American PLC (United Kingdom)	1,130,300	24,949,888
Fortescue Metals Group Ltd.	2,306,589	11,925,573
Freeport-McMoRan Copper & Gold, Inc.	374,000	12,974,060
Nucor Corp.	34,500	1,761,570
		51,611,091
TOTAL MATERIALS		237,440,847
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	731,900	36,316,878
Wireless Telecommunication Services - 0.1%
RingCentral, Inc.	54,600	866,502
Sprint Corp. (a)	455,800	3,824,162
T-Mobile U.S., Inc. (a)	295,300	7,680,753
		12,371,417
TOTAL TELECOMMUNICATION SERVICES		48,688,295
TOTAL COMMON STOCKS (Cost $8,971,389,990)		9,231,252,469
Nonconvertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG (Cost $3,109,337)	12,100	3,211,021
Money Market Funds - 1.0%
	Shares	Value
Fidelity Cash Central Fund, 0.10% (b)	59,709,558	$ 59,709,558
Fidelity Securities Lending Cash Central Fund, 0.10% (b)(c)	30,449,550	30,449,550
TOTAL MONEY MARKET FUNDS (Cost $90,159,108)		90,159,108
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $9,064,658,435)		9,324,622,598
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(21,726,486)
NET ASSETS - 100%		$ 9,302,896,112
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $872,485 or 0.0% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,740
Fidelity Securities Lending Cash Central Fund	9,508
Total	$ 11,248
Other Information

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2013

Assets
Investment in securities, at value (including securities loaned of $29,854,673) - See accompanying schedule: Unaffiliated issuers (cost $8,974,499,327)	$ 9,234,463,490
Fidelity Central Funds (cost $90,159,108)	90,159,108
Total Investments (cost $9,064,658,435)		$ 9,324,622,598
Receivable for investments sold		18,687,322
Receivable for fund shares sold		4,007,179
Dividends receivable		7,697,432
Distributions receivable from Fidelity Central Funds		11,248
Total assets		9,355,025,779

Liabilities
Payable for investments purchased	$ 13,498,054
Payable for fund shares redeemed	4,693,522
Accrued management fee	2,919,458
Other affiliated payables	520,964
Other payables and accrued expenses	48,119
Collateral on securities loaned, at value	30,449,550
Total liabilities		52,129,667

Net Assets		$ 9,302,896,112
Net Assets consist of:
Paid in capital		$ 9,037,949,023
Undistributed net investment income		6,438,590
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,455,452)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		259,963,951
Net Assets		$ 9,302,896,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

November 30, 2013

Series Growth Company: Net Asset Value, offering price and redemption price per share ($4,063,471,789 ÷ 394,783,069 shares)	$ 10.29

Class F: Net Asset Value, offering price and redemption price per share ($5,239,424,323 ÷ 508,975,685 shares)	$ 10.29

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	For the period November 7, 2013 (commencement of operations) to November 30, 2013

Investment Income
Dividends		$ 8,701,894
Income from Fidelity Central Funds		11,248
Total income		8,713,142

Expenses
Management fee	$ 2,919,458
Transfer agent fees	440,884
Accounting and security lending fees	80,080
Custodian fees and expenses	12,830
Audit	35,290
Total expenses		3,488,542
Net investment income (loss)		5,224,600
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(239,003)
Foreign currency transactions	(2,459)
Total net realized gain (loss)		(241,462)
Change in net unrealized appreciation (depreciation) on: Investment securities	259,964,163
Assets and liabilities in foreign currencies	(212)
Total change in net unrealized appreciation (depreciation)		259,963,951
Net gain (loss)		259,722,489
Net increase (decrease) in net assets resulting from operations		$ 264,947,089

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

For the period November 7, 2013 (commencement of operations) to November 30, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 5,224,600
Net realized gain (loss)	(241,462)
Change in net unrealized appreciation (depreciation)	259,963,951
Net increase (decrease) in net assets resulting from operations	264,947,089
Share transactions - net increase (decrease)	9,037,949,023
Total increase (decrease) in net assets	9,302,896,112

Net Assets
Beginning of period	-
End of period (including undistributed net investment income of $6,438,590)	$ 9,302,896,112

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Series Growth Company

Period ended November 30, 2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01
Net realized and unrealized gain (loss)	.28
Total from investment operations	.29
Net asset value, end of period	$ 10.29
Total Return B	2.90%
Ratios to Average Net Assets D, G
Expenses before reductions	.76% A
Expenses net of fee waivers, if any	.76% A
Expenses net of all reductions	.76% A
Net investment income (loss)	.87% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,063,472
Portfolio turnover rate E	1% H

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 7, 2013 (commencement of operations) to November 30, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Period ended November 30, 2013 F
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) C	.01
Net realized and unrealized gain (loss)	.28
Total from investment operations	.29
Net asset value, end of period	$ 10.29
Total Return B	2.90%
Ratios to Average Net Assets D, G
Expenses before reductions	.57% A
Expenses net of fee waivers, if any	.57% A
Expenses net of all reductions	.57% A
Net investment income (loss)	1.06% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,239,424
Portfolio turnover rate E	1% H

A Annualized

B Total returns for periods of less than one year are not annualized.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F For the period November 7, 2013 (commencement of operations) to November 30, 2013.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2013

1. Organization.

Fidelity® Series Growth Company Fund (the Fund) is a fund of Fidelity Mt. Vernon Street Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Series Growth Company and Class F shares, each of which, has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the

Annual Report

3. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of November 30, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 360,159,810
Gross unrealized depreciation	(101,586,480)
Net unrealized appreciation (depreciation) on securities and other investments	$ 258,573,330

Tax Cost	$ 9,066,049,268

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,438,590
Capital loss carryforward	$ (64,619)
Net unrealized appreciation (depreciation)	$ 258,573,118

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration

No expiration
Short-term	$ (64,619)

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, including in-kind transactions, other than short-term securities, aggregated $9,105,637,544 and $130,899,214, respectively.

Annual Report

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Series Growth Company as compared to an appropriate benchmark index over the same 36 month performance period. The Fund's performance adjustment will not take effect until November 1, 2014. Subsequent months will be added until the performance period includes 36 months. For the reporting period, the total annualized management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Series Growth Company. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets*
Series Growth Company	$ 440,884.19

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,541 for the period.

Exchanges In-Kind. During the period, certain investment companies managed by the investment adviser or its affiliates (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered investments valued at $9,019,809,288 in exchange for 901,980,929 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as Note 7: Share Transactions. The Fund recognized no gain or loss for federal income tax purposes.

6. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $9,508. During the period, there were no securities loaned to FCM.

Annual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
Period ended November 30,	2013 A	2013 A
Series Growth Company
Shares sold	403,916,334 B	$ 4,040,235,980 B
Shares redeemed	(9,133,265)	(92,836,767)
Net increase (decrease)	394,783,069	$ 3,947,399,213
Class F
Shares sold	516,227,091 B	$ 5,164,220,087 B
Shares redeemed	(7,251,406)	(73,670,277)
Net increase (decrease)	508,975,685	$ 5,090,549,810

A For the period November 7, 2013 (commencement of operations) to November 30, 2013.

B Amount includes in-kind exchanges (see Note 5: Exchanges In-Kind).

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Series Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Series Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments, as of November 30, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 7, 2013 (commencement of operations) to November 30, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Series Growth Company Fund as of November 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period from November 7, 2013 (commencement of operations) to November 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, Ned C. Lautenbach, Ronald P. O'Hanley, and William S. Stavropoulos, each of the Trustees oversees 173 funds. Mr. Curvey oversees 396 funds. Mr. Lautenbach, Mr. O'Hanley, and Mr. Stavropoulos each oversees 247 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statements of Additional Information (SAIs) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544 for Series Class or 1-800-835-5092 for Class F.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (1957)
Year of Election or Appointment: 2011 Trustee

Mr. O'Hanley also serves as Trustee of other Fidelity funds. He is Director of Fidelity SelectCo, LLC (2013-present), FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a Member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2002 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-
present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Joseph A. Hanlon (1968)
Year of Election or Appointment: 2012 Chief Compliance Officer

Mr. Hanlon also serves as Chief Compliance Officer of other funds. Mr. Hanlon serves as Compliance Officer of FMR, FMR Co., Inc., Fidelity Investments Money Management, Inc. (FIMM), Fidelity Research and Analysis Company (FRAC), and Fidelity Management & Research (Hong Kong) (2009-present), as Senior Vice President of the Fidelity Asset Management Division (2009-present), and is an employee of Fidelity Investments. Previously, Mr. Hanlon served as Compliance Officer of Fidelity Management & Research (Japan) Inc. (2009-2013), Strategic Advisers, Inc. (2009-2013), and Fidelity Management & Research (U.K.) Inc. (2009-2013).

Bruce T. Herring (1965)
Year of Election or Appointment: 2006 Vice President of certain Equity Funds

Mr. Herring also serves as Vice President of other funds. He serves as Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-present), Group Chief Investment Officer of FMR, and President of Fidelity Research & Analysis Company (2010-present). Previously, Mr. Herring served as Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007), and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Vice President of other funds. Mr. Hogan serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Christine Reynolds (1958)
Year of Election or Appointment: 2008 Chief Financial Officer

Ms. Reynolds also serves as Chief Financial Officer of other funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Gary W. Ryan (1958)
Year of Election or Appointment: 2005 Assistant Treasurer

Mr. Ryan also serves as Assistant Treasurer of other funds. Mr. Ryan is an employee of Fidelity Investments and has served in other fund officer roles. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Series Growth Company Fund

On September 18, 2013, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, and pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the supervision of third party service providers, principally custodians and subcustodians.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Annual Report

Investment Performance. The fund is a new fund and therefore had no historical performance for the Board to review at the time it approved the fund's Advisory Contracts. The Board considered the Investment Advisers' strength in fundamental, research-driven security selection, which the Board is familiar with through its supervision of other Fidelity funds.

Based on its review, the Board concluded that the nature, extent, and quality of services to be provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's proposed management fee and the projected total expense ratio of each class of the fund in reviewing the Advisory Contracts. The Board noted that the fund's proposed management fee rate is lower than the median fee rate of funds with similar Lipper investment objective categories and comparable investment mandates. The Board also considered that the projected total expense ratios are comparable to those of similar classes and funds that Fidelity offers to shareholders.

Based on its review, the Board concluded that management fee and the projected total expense ratio of each class of the fund were reasonable in light of the services that the fund and its shareholders will receive and the other factors considered.

Costs of the Services and Profitability. The fund is a new fund and therefore no revenue, cost, or profitability data was available for the Board to review in respect of the fund at the time it approved the Advisory Contracts. In connection with its future renewal of the fund's Advisory Contracts, the Board will consider the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders.

Economies of Scale. The Board will consider economies of scale when there is operating experience to permit assessment thereof. It noted that, notwithstanding the entrepreneurial risk associated with a new fund, the management fee was at a level normally associated, by comparison with competitors, with very high fund net assets, and Fidelity asserted to the Board that the level of the fee anticipated economies of scale at lower asset levels even before, if ever, economies of scale are achieved. The Board also noted that the fund and its shareholders would have access to the very considerable number and variety of services available through Fidelity and its affiliates.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be approved.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank & Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

XS7-ANN-0114
1.968007.100

Item 2. Code of Ethics

As of the end of the period, November 30, 2013, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Growth Company Fund and Fidelity Series Growth Company Fund (the "Funds"):

Services Billed by Deloitte Entities

November 30, 2013 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$47,000	$-	$7,000	$6,000
Fidelity Series Growth Company Fund	$30,000	$-	$5,800	$-

November 30, 2012 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Company Fund	$46,000	$-	$5,700	$4,000
Fidelity Series Growth Company Fund	$-	$-	$-	$-

A Amounts may reflect rounding.

B Fidelity Series Growth Company Fund commenced operations on November 7, 2013.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Growth Strategies Fund, and Fidelity New Millennium Fund (the "Funds"):

Services Billed by PwC

November 30, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$50,000	$-	$3,300	$2,100
Fidelity New Millennium Fund	$57,000	$-	$8,000	$2,300

November 30, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Growth Strategies Fund	$49,000	$-	$3,500	$2,200
Fidelity New Millennium Fund	$54,000	$-	$8,100	$2,300

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	November 30, 2013A,B	November 30, 2012A,B
Audit-Related Fees	$795,000	$880,000
Tax Fees	$-	$-
All Other Fees	$795,000	$955,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Growth Company Fund's commencement of operations.

Services Billed by PwC

	November 30, 2013A	November 30, 2012A
Audit-Related Fees	$4,860,000	$5,130,000
Tax Fees	$-	$-
All Other Fees	$50,000	$-

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	November 30, 2013 A,B	November 30, 2012 A,B,C
PwC	$5,455,000	$6,055,000
Deloitte Entities	$1,730,000	$1,880,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Series Growth Company Fund's commencement of operations.

C Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	January 27, 2014
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	January 27, 2014